SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Astoria Financial Corporation

(Name of Registrant as Specified In Its Charter)

R.R. Donnelley & Sons Co.

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 21, 2003

The Annual Meeting of Shareholders of Astoria Financial Corporation will be held on Wednesday, May 21, 2003, at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. The meeting will be held to consider and act upon the following matters:

1.	The election of five directors for terms of three years each;

2.	The approval of the 2003 Stock Option Plan For Officers and Employees of Astoria Financial Corporation;

3.	The ratification of the appointment of independent auditors; and

4.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Holders of record of Astoria Financial Corporation common stock, as of the close of business on March 26, 2003, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting, and at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042 and at Astoria Federal Savings and Loan Association, Mortgage Center, 2000 Marcus Avenue, New Hyde Park, New York 11042 for a period of ten days prior to the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

By order of the Board of Directors,

Alan P. Eggleston
Executive Vice President, Secretary and General Counsel

Dated: April 8, 2003

ASTORIA FINANCIAL CORPORATION

One Astoria Federal Plaza

Lake Success, New York 11042-1085

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2003

General Information

This Proxy Statement and the accompanying white proxy card are being furnished to holders of Astoria Financial Corporation, or AFC, common stock in connection with the solicitation of proxies by the Board of Directors of AFC, or the Board, for use at the AFC Annual Meeting of Shareholders to be held on May 21, 2003, and at any adjournments or postponements thereof, or the Annual Meeting. The Annual Meeting will be held at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. Only holders of record of AFC’s issued and outstanding common stock, par value $0.01 per share, or AFC Common Stock, as of the close of business on March 26, 2003, or the Record Date, are entitled to vote at the Annual Meeting. The 2002 Annual Report on Form 10-K, which includes the consolidated financial statements of AFC for the fiscal year ended December 31, 2002, or the Consolidated Financial Statements, accompanies this Proxy Statement and the white proxy card which are first being mailed or given to shareholders of record on or about April 8, 2003.

Voting and Quorum Requirements

As of the Record Date, there were 82,915,757 shares of AFC Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of AFC Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to properly come before the Annual Meeting, except as described below. The presence, either in person or by proxy, of the holders of a majority of all of the shares of AFC Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

The election of directors shall be by a plurality of votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon. Holders of AFC Common Stock may not vote their shares cumulatively with respect to the election of directors. The approval of the 2003 Stock Option Plan For Officers and Employees of Astoria Financial Corporation, or the 2003 Officer Option Plan, the ratification of the appointment of KPMG LLP as independent auditors for AFC and any other matter that may properly come before the Annual Meeting require the affirmative vote of a majority of the votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon.

Shares of AFC Common Stock as to which the “ABSTAIN” box has been selected on the white proxy card, with respect to the approval of the 2003 Officer Option Plan or the ratification of the appointment of KPMG LLP as independent auditors for AFC, will be counted as present and entitled to vote and will have the effect of a vote against approval or ratification as the case may be. In contrast, shares of AFC Common Stock underlying broker non-votes and shares for which a proxy card is not returned will not be counted as present and entitled to vote and will have no effect on the vote on each matter presented.

Every properly executed white proxy card that is received timely by AFC will be voted in accordance with the instructions contained therein unless otherwise revoked. Properly executed unmarked white proxy cards will be voted FOR the election of the Board’s nominees as directors, FOR the approval of the 2003 Officer Option Plan and FOR the ratification of the appointment of the independent auditors. If you are a shareholder whose shares are not registered in your own name, you will need an assignment of voting rights from the shareholder of record to vote personally at the Annual Meeting.

Pursuant to the Certificate of Incorporation of AFC, no record shareholder of AFC Common Stock which is beneficially owned, directly or indirectly, by a shareholder who as of the Record Date beneficially owns more than ten percent (10%) of AFC Common Stock outstanding on such date will be entitled or permitted to vote any shares of AFC Common Stock in excess of ten percent (10%) of AFC Common Stock outstanding as of the Record Date. For purposes of this limitation, neither the Astoria Federal Savings and Loan Association, or Association, Employee Stock Ownership Plan, or the ESOP, nor the trustee of such plan is considered the beneficial owner of the AFC Common Stock held by the Association ESOP.

Participants in the Association ESOP and the Association Incentive Savings Plan have the right to direct the voting of AFC Common Stock held in their Plan accounts, but do not have the right to vote those shares personally at the Annual Meeting. Such participants should refer to the voting instructions provided by the Plan fiduciaries for information on how to direct the voting of these shares.

Revocation of Proxies

Any shareholder who executes a proxy has the right to revoke it at any time before it is voted. A proxy may be revoked by delivering to the Secretary of AFC, at its principal office or at the Annual Meeting prior to the opening of the balloting at the Annual Meeting, either a written revocation or a proxy, duly executed, bearing a later date, or by attending the Annual Meeting and voting in person.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of AFC Common Stock by each person or group of persons, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, known to AFC to be the beneficial owner of more than five percent (5%) of AFC voting stock. For purposes of the Annual Meeting, the AFC Common Stock is the only AFC voting stock outstanding.

Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Association ESOP c/o Astoria Federal Savings and Loan Association One Astoria Federal Plaza Lake Success, New York 11042	7,970,886(1)	9.61

Citigroup Inc. 399 Park Avenue New York, New York 10043 and Salomon Smith Barney Holdings Inc. 388 Greenwich Street New York, New York 10013	5,009,178(2)	6.04

(1)

This plan is an employee stock ownership plan under the Employee Retirement Income Security Act of 1974, as amended, or ERISA. The Association ESOP provides for individual accounts for the accrued benefits of participating employees of AFC and its subsidiaries and their beneficiaries and is administered by a committee comprised of four officers of the Association. The assets of the Association ESOP are held in trust by CIGNA Bank & Trust Company, FSB, or CIGNA, as trustee. The number of shares indicated in the chart above represents the total shares held by the trust as of December 31, 2002 according to a Schedule 13G filed on or about February 13, 2003. As of December 31, 2002, the trustee held 7,970,886 shares of AFC Common Stock on behalf of the Association ESOP, 2,952,386 shares of which had been allocated to the accounts of individual participants and their beneficiaries. State Street Bank and Trust Company has been appointed a fiduciary of the Plan for the purpose of determining how to vote the Association ESOP’s AFC Common Stock at the Annual Meeting. For voting purposes, each participant as a “named fiduciary” will be eligible to direct State Street Bank and Trust Company how to vote at the Annual Meeting as to the number of shares of AFC Common Stock which have been allocated to his or her account under the Association ESOP. The remaining unallocated shares and any allocated shares with respect to which no voting instructions have been received, will be voted by State Street Bank and Trust Company at the Annual Meeting in the same manner and proportion as the allocated shares, with respect to which voting instructions have been received, so long as such vote is in accordance with the provisions of ERISA.

In certain circumstances, ERISA may confer upon the State Street Bank and Trust Company and/or the trustee the power and duty to control the voting and tendering of Common Stock allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights as well as the voting and tendering of unallocated Common Stock.

(2)	According to a joint filing on Schedule 13G filed as of February 13, 2003, Citigroup, Inc. claims shared voting and dispositive power with respect to 5,009,178 shares of AFC Common Stock, while Salomon Smith Barney Holdings Inc. claims shared voting power and dispositive power with respect to 4,904,467 shares of AFC Common Stock, in each case, as of December 31, 2002. Both Citigroup, Inc. and Salomon Smith Barney Holdings Inc. are reporting as parent holding companies or control persons where the aggregate amount held directly by the parent or control person, and directly and indirectly by their subsidiaries or affiliates that are not persons specified in 17 CFR §240.13d-1(b)(1)(ii)(A) through (I), does not exceed one percent of the securities of the subject class. The filing identifies the subsidiaries which directly hold the securities reported as Salomon Smith Barney Inc. a broker-dealer registered under Section 15 of the Exchange Act, and Smith Barney Fund Management LLC, an investment advisor in accordance with Section 240.13d-1(b)(1)(ii)(E) of the Exchange Act.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board consists of thirteen (13) directors divided into three classes: two of five directors each and one of three directors. Upon election by the shareholders, the directors of each class serve for a term of three years, with the directors of one class elected each year.

In all cases, directors serve until their respective successors are duly elected and qualified. Pursuant to the Bylaws of AFC, no person is eligible for election or appointment as a director who is seventy-five (75) years of age or older, and no person shall continue to serve as a director after the regular Board meeting immediately preceding such director’s seventy-fifth (75th) birthday.

The directors whose terms expire at the Annual Meeting are Gerard C. Keegan, Andrew M. Burger, Denis J. Connors, Thomas J. Donahue and Donald D. Wenk. Each of these directors (individually, a “Board Nominee” and, collectively, the “Board Nominees”) has been nominated by the Board to stand for reelection, and, if elected, to serve for a term expiring at the annual meeting of shareholders of AFC to be held in 2006. Mr. Wenk, a member of the foregoing class of directors, will reach mandatory retirement age of seventy-five (75) in June 2005. Accordingly, we do not expect that Mr. Wenk will finish the term for which he stands for election. Each Board Nominee has consented to being named in this Proxy Statement and to serve as a director of AFC if elected.

If any Board Nominee should refuse or be unable to serve, the proxies will be voted for such person as shall be designated by the Board to replace such nominee. The Board presently has no knowledge that any of the Board Nominees will refuse or be unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE BOARD NOMINEES FOR ELECTION AS DIRECTORS OF AFC FOR TERMS OF THREE YEARS EACH.

Board Nominees, Directors and Executive Officers

The following table sets forth certain information regarding the Board Nominees for election and members of the Board.

Name	Age(1)	Positions Held with AFC(2)	Director Since	Term Expires
George L. Engelke, Jr.	64	Director, Chairman of the Board, President, and Chief Executive Officer	1993	2005
Gerard C. Keegan	56	Director, Vice Chairman and Chief Administrative Officer and Nominee	1997	2003
Andrew M. Burger	68	Director and Nominee	1993	2003
John J. Conefry, Jr.	58	Director and Vice Chairman	1998	2004
Denis J. Connors	61	Director and Nominee	1993	2003
Robert J. Conway	67	Director	1998	2005
Thomas J. Donahue	62	Director and Nominee	1993	2003
Peter C. Haeffner, Jr.	64	Director	1997	2005
Ralph F. Palleschi	56	Director	1996	2005
Lawrence W. Peters	73	Director	1998	2004
Thomas V. Powderly	65	Director	1995	2004
Leo J. Waters	68	Director	1998	2005
Donald D. Wenk	72	Director and Nominee	1998	2003

(1)	As of the Record Date.

(2)	All directors of AFC also serve as directors of the Association.

The following table sets forth certain information regarding the non-director executive officers of AFC.

Name	Age(1)	Positions Held With AFC
Thomas W. Drennan	58	Executive Vice President
Alan P. Eggleston	49	Executive Vice President, Secretary and General Counsel
Arnold K. Greenberg	62	Executive Vice President and Assistant Secretary
Monte N. Redman	52	Executive Vice President and Chief Financial Officer

(1)	As of the Record Date.

All executive officers of AFC are elected annually and serve until their respective successors have been chosen, subject to their removal as officers at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board. See “Executive Compensation—Employment Agreements.”

Biographical Information

The following is a brief description of the business experience of the directors, Board Nominees and executive officers for at least the past five years and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Exchange Act.

Directors and Board Nominees

George L. Engelke, Jr. has been President, Chief Executive Officer and a director of AFC since its formation in 1993. He has served as Chairman of the Board and Chairman of the Board of Directors of the Association since April 1997. A certified public accountant, he joined the Association in 1971 as Vice President and Treasurer. He was named Executive Vice President and Treasurer in 1974, Chief Operating Officer in 1986 and President and Chief Executive Officer in 1989. He has served as a director of the Association since 1983. Mr. Engelke serves as a director and Chairman of the Community Preservation Corporation and as a director of the Advisory Board of Neighborhood Housing Services of New York City, Inc. He is a director and Vice Chairman of the Federal Home Loan Bank of New York and a member of the Thrift Institutions Advisory Panel to the Federal Reserve Bank of New York. He is a member of the Board of Trustees of Long Island University. He is a past Chairman and currently a director of the Community Bankers Association of New York State and a member of the Government Affairs Steering Committee, the Government Affairs Council and a former director of America’s Community Bankers. Mr. Engelke previously served as a member of the Financial Accounting Standards Advisory Council.

Gerard C. Keegan has been Vice Chairman, Chief Administrative Officer and a director of AFC and the Association since September 30, 1997, when he joined AFC following the acquisition of The Greater New York Savings Bank, or The Greater, and its merger with and into the Association, referred to as The Greater Acquisition. He is responsible for the retail banking, information services, marketing and small business lending areas of the Association. Prior to joining AFC, Mr. Keegan served from 1991 to 1997 as Chairman, President and Chief Executive Officer of The Greater. From 1988 to 1991, he served as President and Chief Operating Officer of The Greater. He served as a director of The Greater from 1988 to 1997. He is a member of the Board of Trustees of St. Francis College.

Andrew M. Burger has been a director of AFC since its formation in 1993 and is the former President of Atlantic Iron Works, Inc. He has served as a director of the Association since 1975.

John J. Conefry, Jr. has served as Vice Chairman and a director of AFC since September 30, 1998 when he joined AFC following the acquisition of Long Island Bancorp, Inc., or LIB, and the merger of LIB with and into AFC and the merger of LIB’s wholly owned subsidiary, The Long Island Savings Bank FSB, or LISB, with and into the Association, referred to as the LIB Acquisition. He served as an executive officer of AFC from September 30, 1998 to December 29, 2000. From December 30, 2000 until September 30, 2001, he served as Chairman of AFC’s Litigation Advisory Committee which was established in connection with the action entitled The Long Island Savings Bank, FSB v. The United States pending before the United States Court of Federal Claims. See “Transactions with Certain Related Persons” below. Prior to joining AFC, Mr. Conefry served as Chief Executive Officer of LISB from 1993 and of LIB from 1994 through the consummation of the LIB Acquisition. He was named President of LIB and LISB in 1996. Mr. Conefry served as a director of LISB from 1980 and of LIB from 1993. He was named Vice Chairman of LISB in 1993. He served as Chairman of the Board of Directors of LIB and of LISB from 1994. Prior to joining LISB in 1993, Mr. Conefry was employed by Merrill Lynch, Pierce, Fenner & Smith, Inc., as a Senior Vice President from 1981 to 1993. Prior to that, he was a partner in the public accounting firm of Deloitte Haskins & Sells, the predecessor of Deloitte & Touche LLP. Mr. Conefry also serves on a number of boards of not-for-profit organizations. He serves as a trustee of Hofstra University and is a director of 1-800-flowers.com, Inc. a gift retailer whose Class A common stock is registered under Section 12 of the Exchange Act and trades on The Nasdaq Stock Market under the symbol “FLWS”.

Denis J. Connors has been a director of AFC since its formation in 1993 and is the former Chairman and Chief Executive Officer of Curran & Connors, Inc., a designer and publisher of annual reports. He has served as a director of the Association since 1990.

Robert J. Conway has been a director of AFC since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1983. Mr. Conway was employed by AMF Bowling, Inc. for 29 years. His last position with AMF Bowling, Inc. was Corporate Vice President and Group Executive of the Worldwide Bowling Products Group. He has worked as a professional equities trader.

Thomas J. Donahue, a certified public accountant, has been a director of AFC since its formation in 1993. He retired as a partner of Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP, in 1986. Following his retirement and prior to becoming a director of the Association, Mr. Donahue served as president and a director of other savings institutions from 1987 to 1990. He has served as a director of the Association since 1990.

Peter C. Haeffner, Jr. has been a director of AFC and the Association since September 30, 1997 following The Greater Acquisition. He is Managing Director and Principal of Real Estate Trade Advisors LLC, a real estate finance and advisory company. From December 1998 to June 2001, he served as Senior Director, Financial Services Group, of Cushman & Wakefield, Inc., a real estate firm. Mr. Haeffner served as Senior Managing Director, Financial Services Group, Corporate Advisory and Finance Division of Cushman & Wakefield, Inc. from December 1997 to December 1998 and as its Eastern Regional Director, Financial Services Group from May 1994 to December 1997. Previously, Mr. Haeffner was President and Managing Director of Sonnenblick-Goldman Company, a real estate firm, for eight years. Mr.

Haeffner also serves as a director of Stewart Title Insurance Company of New York. Mr. Haeffner served as a director of The Greater from 1992 to 1997.

Ralph F. Palleschi, a certified public accountant, has been a director of AFC and the Association since 1996. In 1983, he co-founded First Long Island Investors, Inc., a registered investment advisor pursuant to the Investment Advisors Act of 1940, as amended, and a registered broker/dealer with the National Association of Securities Dealers, Inc. He continues to serve as a director and is President and Chief Operating Officer of such company. From 1993 to 1997, he served as Chief Operating Officer of the New York Islanders hockey team. From 1977 to 1983, he served as Vice President—Finance and Chief Financial Officer of Entenmann’s Inc., a publicly traded food products company. From 1968 to 1977, he was employed by Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP. He is a director of the National Center for Disability Services and Chairman of the Board of Trustees of the Variety Child Learning Center.

Lawrence W. Peters has been a director of AFC and the Association since September 30, 1998, following the completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He joined LISB in 1989 as a Senior Executive Vice President and Chief Lending Officer. Mr. Peters retired from his management position with LISB in 1995 and rejoined LIB and LISB as President and Chief Operating Officer in 1997. Prior to initially joining LISB, Mr. Peters was employed by The Dime Savings Bank of New York, F.S.B. as Vice Chairman and a director, and was in charge of all lending functions.

Thomas V. Powderly has been a director of AFC and the Association since January 31, 1995, following the acquisition of Fidelity New York, F.S.B., or Fidelity, by the Association. He served Fidelity in a variety of capacities. From 1986 to 1990, he served as Executive Vice President. In 1990, he was appointed President and Chief Operating Officer and in 1992 was named Chief Executive Officer. He was named Chairman of the Board of Directors of Fidelity in 1993. From 1993 until January, 1995, he served as Chairman and Chief Executive Officer. Prior to 1986, Mr. Powderly held positions with Edward S. Gordon, Inc., a commercial real estate brokerage and management firm, and with several thrift institutions.

Leo J. Waters has been a director of AFC and the Association since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1990. Mr. Waters is the President of a private investment consulting firm.

Donald D. Wenk has been a director of AFC and the Association since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1974. From 1992 until 1994, Mr. Wenk served as Chairman of the Board of Directors of LISB. From 1994 until 1996, Mr. Wenk served as Chairman of the Executive Committee of the Boards of Directors of LIB and LISB. He is the Chairman of the Board of Directors of American Casting & Manufacturing Corporation.

Executive Officers Who Are Not Directors

Thomas W. Drennan, a certified public accountant, has served as Executive Vice President of AFC since December 1997 and as Senior Vice President from its formation in 1993 to 1997. He is the senior lending officer of the Association. He joined the Association in 1986 as Senior Vice President, Mortgage Services. He serves as a member of the Board of Directors, the Executive Committee and as Treasurer of Habitat For Humanity of Suffolk, Inc. Prior to joining the Association, he served as an executive officer to several thrift institutions.

Alan P. Eggleston, an attorney, has served as Executive Vice President and General Counsel of AFC since December 1997 and as Secretary since March 2001. He served as Senior Vice President and General Counsel of AFC from 1996 to 1997. He joined the Association in 1993 as Vice President and General Counsel. In 1994, he was named Vice President and General Counsel of AFC. In 1995, he became First Vice President and General Counsel of AFC and the Association. He is responsible for the legal, auditing and security areas of the Association. Prior to joining the Association, he served as an executive officer and counsel to several thrift institutions.

Arnold K. Greenberg has served as Executive Vice President of AFC since December 1997, and as Senior Vice President from its formation in 1993 to 1997. He is responsible for banking operations, human resources and the general services and facilities areas of the Association. He joined the Association in 1975 as Vice President and was appointed Senior Vice President in 1979 and Executive Vice President in 1997. In 1986, Mr. Greenberg became Senior Vice President, Administration and Operations, and in January of 1993, Senior Vice President, Consumer Services. He also serves as a member of the Board of Directors of the Long Island Region of the American Heart Association.

Monte N. Redman has served as Executive Vice President and Chief Financial Officer of AFC since December 1997. He served as Senior Vice President, Treasurer and Chief Financial Officer of AFC from its formation in 1993 to 1997. He joined the Association in 1977. In 1979, he was named Assistant Controller, and, in 1982, Assistant Vice President. Mr. Redman became Vice President, Investment Officer in 1985, in 1989 was appointed Senior Vice President, Treasurer and Chief Financial Officer and, in 1997, was appointed Executive Vice President and Chief Financial Officer. He also serves as the First Vice Chairman of the Board of Directors of the national Tourette Syndrome Association.

There is no family relationship between any director, any Board Nominee, any officer or any significant employee of AFC, except that Mr. Conefry’s spouse is the niece of the sister-in-law of Mr. Conway.

Corporate Governance

In July 2002, the Sarbanes-Oxley Act of 2002 was enacted. The Sarbanes-Oxley Act covers a very broad range of corporate governance and accounting issues with the intention of establishing an enhanced legal framework that will promote honesty and transparency in corporate America and better protect investors from the type of corporate wrongdoing that has made headlines in the last couple of years.

AFC is in compliance with all applicable corporate governance laws, rules and regulations under Delaware law, Federal law and the New York Stock Exchange, or NYSE, on which AFC Common Stock is listed. Our Board is actively evaluating recent developments in corporate governance in terms of both new regulations that are not yet effective and recent regulatory proposals that are pending. We are also evaluating the “best practices” that are developing in corporate America. We will continue to evaluate and modify our corporate governance practices as appropriate in light of these developments.

Committees and Meetings of the Board

The Board meets on a monthly basis and may have additional special meetings upon the request of the Chairman, President and Chief Executive Officer or any three (3) members of the Board. During the fiscal year ended December 31, 2002, the Board met twelve (12) times. No director attended less than seventy five percent (75%) of the total number of meetings held by the Board and its committees on which such director served. The Board has established three (3) standing committees. A majority of the Board are independent as such term is used in the rules and regulations of the NYSE.

The Compensation Committee consists of Mr. Connors, as Chairman, and Messrs. Burger, Donahue, Palleschi and Wenk. The function of the Compensation Committee is to review the performance and compensation of the officers of AFC, make recommendations to the Board with respect thereto and administer the Astoria Financial Corporation 1993 Incentive Stock Option Plan, or the Incentive Option Plan, the 1996 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, or the 1996 Officer Option Plan, the 1999 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, or the 1999 Officer Option Plan, including the granting of options pursuant thereto, the 1996 Stock Option Plan for Outside Directors of Astoria Financial Corporation, or the 1996 Directors Option Plan, and the 1999 Stock Option Plan for Outside Directors of Astoria Financial Corporation, or the 1999 Directors Option Plan. This committee meets as needed and met four (4) times during 2002. All members of the Compensation Committee are independent of management as such term is currently defined by the NYSE.

The Nominating Committee consists of Messrs. Conway, Haeffner, Palleschi and Waters. The purpose of this committee is to recommend to the Board nominees for election to the Board with respect to those directorships which become vacant or whose terms expire at the next annual meeting of shareholders, to review any nominations for election to the Board made by any shareholder of AFC and to determine compliance with the provisions of the Bylaws of AFC applicable thereto. See “Additional Information—‘Shareholders Proposals’ and ‘Notice of Business to be Conducted at

an Annual Meeting’.” The committee meets as needed and met one (1) time during 2002. All members of the Nominating Committee are independent of management as such term is currently defined by NYSE listing requirements.

The Audit Committee consists of Mr. Donahue, as Chairman, and Messrs. Burger, Connors, Haeffner, Palleschi and Waters. The function of the Audit Committee is to carry out the duties and responsibilities set forth in the Charter of the Audit Committee, including but not limited to, reviewing (i) the scope and results of the audits and reviews performed by the internal and the independent auditors of AFC, (ii) the internal controls and accounting systems and policies of AFC, (iii) the basis for certain reports to the Association’s regulatory authorities, and (iv) reports of examination of AFC and the Association issued by the Office of Thrift Supervision or other regulatory authorities. This committee meets, at a minimum, on a quarterly basis, and met five (5) times during 2002. See “Audit Committee—Report of the Audit Committee” below. All members of the Nominating Committee are independent of management as such term is currently defined by NYSE listing requirements.

Transactions with Certain Related Persons

It is the policy of AFC and the Association that all transactions, including loans which are only made by the Association, between AFC or the Association and its directors, executive officers, members of their families, holders of ten percent (10%) or more of the shares of any class of its common stock, and affiliates thereof, may be made only in the ordinary course of AFC’s and the Association’s business and contain terms no less favorable to AFC or the Association than could have been obtained in arms-length negotiations with unaffiliated persons and will be approved by a majority of the independent outside directors of AFC or the Association, respectively, not having any interest in the transaction or, as allowed by law, are benefits provided generally to all full time employees of the Association on a nondiscriminatory basis and such benefits have been similarly approved by the Board. Loans may not involve more than the normal risk of collection or present other unfavorable features. All loans outstanding to the directors, Board Nominees or executive officers of AFC or members of their immediate families were made in conformity with the Association’s policy in this regard and have not been disclosed as non-accrual, past due, restructured or potential problem loans. All such loans are subject to the insider lending restrictions of Section 22(h) of the Federal Reserve Act (12 U.S.C. §375b)

Effective December 29, 2000, AFC entered into an agreement, or the Settlement Agreement, with John J. Conefry, Jr. pursuant to which Mr. Conefry resigned as an executive officer of AFC and his rights pursuant to his employment agreement with AFC were settled. Pursuant to the Settlement Agreement, AFC continued to provide him with life and health insurance coverage on the same basis as if he had remained an employee of AFC for a period of three years, including during 2002.

For a discussion of the compensation received by directors, Board Nominees and executive officers, see “Director Compensation” and “Executive Compensation.”

Security Ownership of Management

The following table sets forth certain information concerning the interests in AFC Common Stock as of the Record Date of each director or Board Nominee of AFC, each executive officer of AFC named in the Summary Compensation Table and all directors and executive officers of AFC as a group. For purposes of the Annual Meeting, AFC Common Stock is the only AFC voting stock outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
George L. Engelke, Jr.	1,923,749(4)	2.23
Gerard C. Keegan	356,860(5)
Andrew M. Burger	135,630(6)
John J. Conefry, Jr.	81,156(7)
Denis J. Connors	213,086(8)
Robert J. Conway	112,002
Thomas J. Donahue	197,932(9)
Peter C. Haeffner, Jr.	40,096(10)
Ralph F. Palleschi	42,000
Lawrence W. Peters	35,860
Thomas V. Powderly	76,000(11)
Leo J. Waters	22,584(12)
Donald D. Wenk	115,872
Arnold K. Greenberg	956,893(13)	1.11
Monte N. Redman	524,889(14)
Thomas W. Drennan	359,501(15)
All directors, Board Nominees and executive officers as a group (17 persons)	4,966,967(16)	5.77

(1)	Except as otherwise indicated, each person listed has sole voting and investment power with respect to the shares of AFC Common Stock indicated.

(2)	Included are shares of AFC Common Stock which could be acquired within 60 days of the Record Date pursuant to options to acquire AFC Common Stock as follows: Mr. Engelke (650,200 shares), Mr. Keegan (253,000 shares), Mr. Burger (32,000 shares), Mr. Conefry (20,000 shares), Mr. Connors (83,628 shares), Mr. Conway (68,174 shares), Mr. Donahue (32,000 shares), Mr. Haeffner (28,000 shares), Mr. Palleschi (36,000 shares), Mr. Peters (25,212 shares), Mr. Powderly (4,000 shares), Mr. Waters (17,192 shares), Mr. Wenk (61,822 shares), Mr. Greenberg (56,000 shares), Mr. Redman (329,432 shares), Mr. Drennan (158,562 shares), and all directors, Board Nominees and executive officers as a group (2,043,134 shares).

(3)	Except as otherwise indicated, the percent of class beneficially owned does not exceed one percent (1.00%).

(4)	Included are 541,110 shares of AFC Common Stock as to which Mr. Engelke has shared voting and investment power and 18345 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(5)	Included are 37,358 shares of AFC Common Stock as to which Mr. Keegan has shared voting and investment power.

(6)	Included are 50,000 shares of AFC Common Stock as to which Mr. Burger has shared voting and investment power.

(7)	Included are 1,160 shares of AFC Common Stock as to which Mr. Conefry has shared voting and investment power.

(8)	Included are 46,000 shares of AFC Common Stock as to which Mr. Connors has shared voting and investment power.

(9)	Included are 148,428 shares of AFC Common Stock as to which Mr. Donahue has shared voting and investment power.

(10)	Included are 600 shares of AFC Common Stock as to which Mr. Haeffner has shared voting and investment power.

(11)	Included are 72,000 shares of AFC Common Stock as to which Mr. Powderly has shared voting and investment power.

(12)	Included are 570 shares of AFC Common Stock as to which Mr. Waters has shared voting and investment power.

(13)	Included are 537,557 shares of AFC Common Stock as to which Mr. Greenberg has shared voting and investment power and 31,179 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(14)	Included are 23,241 shares of AFC Common Stock as to which Mr. Redman has shared voting and investment power.

(15)	Included are 160,719 shares of AFC Common Stock as to which Mr. Drennan has shared voting and investment power and 22,321 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(16)	Included are 1,182,837 shares of AFC Common Stock as to which directors, Board Nominees and executive officers, as a group, have shared voting and investment power and 76,731 shares of AFC Common Stock as to which they have shared voting and sole investment power.

Director Compensation

Directors’ and Other Fee Arrangements

All non-employee directors of AFC receive an annual retainer of $22,000. No additional fees for attendance at Board meetings are paid. All members of the Board also serve as directors of the Association. All non-employee directors of the Association receive an annual retainer of $44,000. No additional fees for attendance at Association Board of Directors meetings are paid. The Chairman of the Audit Committee of AFC and the Association receives an additional annual retainer of $10,000 in the aggregate and all members of the Audit Committee receive a per meeting fee of $1,000 per Audit Committee meeting attended. The Chairman of the Compensation Committee of AFC and the Association receives an additional annual retainer of $5,000 in the aggregate and all members of the Compensation Committee receive a per meeting fee of $1,000 per Compensation Committee meeting attended.

Directors’ Option Plans

AFC maintains the AFC 1993 Stock Option Plan for Outside Directors, or the 1993 Directors Option Plan, and the 1996 Directors Option Plan, pursuant to which options were previously granted to directors, but which have remained frozen by the Board since 1996 and 1999, respectively. AFC also maintains the 1999 Directors Option Plan pursuant to which non-employee directors of AFC and the Association are granted options on terms previously approved by the shareholders of AFC.

Pursuant to the 1999 Directors Option Plan, each person who first becomes a non-employee director of AFC or the Association after May 19, 1999 is granted, on the 15th day of the month following the month in which he or she becomes a non-employee director, an option to purchase 8,000 shares of AFC Common Stock at an exercise price per share equal to the final quoted sale price for AFC Common Stock on the NYSE on the date of grant. In addition, on January 15th of each succeeding year, each person who is then a non-employee director receives a grant of an option to purchase an additional 4,000 shares of AFC Common Stock at an exercise price per share equal to the final quoted sale price for AFC Common Stock on the NYSE on the date of grant. All options granted pursuant to the 1999 Directors Option Plan vest and become exercisable upon grant.

All options granted under the 1993 Directors Option Plan, the 1996 Directors Option Plan or the 1999 Directors Option Plan expire upon the earlier of 10 years following the date of grant or one year following the date the director ceases to be a director for any reason other than removal for cause, in which case the director’s options immediately terminate.

Directors’ Retirement Plan

This plan provides retirement benefits for directors with at least 10 years of service, who are not and have not been employees of AFC, the Association or any of their predecessors in interest. The benefit is a life annuity payable beginning in the month following termination of service as a director or attainment of age 65, whichever is later. The annual benefit amount is equal to 100% of the annualized aggregate rate of fees paid for service as a non-employee director of AFC or the Association for the last month of service prior to retirement, reduced by 5% for each year that the director’s years of service is less than 20 years. In the event of a change of control of AFC or the Association, each participating director may require the Association or its successor to pay either (1) a lump sum payment, within 30 days following the change of control or upon the director ceasing to serve as a director, whichever is later, equal to the actuarially determined present value of the future benefits payable to the director or (2) an amount into a grantor trust adequate to fund the benefits as they become otherwise due. Pursuant to the terms of the plan, the LIB Acquisition constituted a change of control of AFC. In March 1999, AFC and the Association amended this plan to provide that no director who first joins the Board or the Board of Directors of the Association after March 1, 1999 will be eligible to participate in the plan.

Directors Deferred Compensation Plan

Pursuant to this plan, outside directors of either AFC or the Association may elect to defer receipt of all or any part of their directors’ fees. Deferred fees are carried on the books of AFC as an unfunded obligation and are credited with interest quarterly at a rate equal to the average of AFC’s consolidated cost of funds and yield on investments for the preceding quarter, unless the cost of funds exceeds the yield on investments, in which case the rate is based upon the preceding quarter’s consolidated yield on investments. In the event of a change of control of AFC or the Association, each participating director may elect that his fees, with accrued interest, be placed in a grantor trust established for the benefit of the director, applied to the purchase of an insurance company annuity contract, or be paid directly by AFC or its successor.

Directors’ Death Benefit

This plan provides that if a non-employee director dies while in service as a director of AFC or the Association, the decedent’s designated beneficiary will receive from AFC a payment equal to the decedent’s aggregate directors’ fees for the last month of service as a director of AFC and the Association annualized. If a director leaves the service of AFC and the Association for any reason other than death, all rights to any benefit under this plan cease.

Executive Compensation

The Report of the Compensation Committee on Executive Compensation and the Stock Performance Chart shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” filed with the Securities and Exchange Commission, or SEC, or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

Report of the Compensation Committee on Executive Compensation

Under rules established by the SEC, AFC is required to provide certain data and information regarding the compensation and benefits provided to AFC’s Chief Executive Officer and certain other executives of AFC. The disclosure requirements for the Chief Executive Officer and such other executives include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement.

General. The compensation of the executive officers of AFC for fiscal year 2002 was reviewed by the Compensation Committee of AFC in December 2001 and January 2002 and was ratified and approved by the Board.

The Compensation Committee of AFC met on four (4) occasions during fiscal 2002. It met to review corporate performance against established target awards, performance goals and corporate performance measures to determine the awards to be made to the executive officers pursuant to the Astoria Financial Corporation Executive Officer Incentive Plan, or the Executive Incentive Plan, for 2001 and to establish target awards, performance goals and corporate performance measures to be utilized with respect to the executive officers pursuant to the Executive Incentive Plan for 2002. The Committee also met and granted stock options under the 1999 Officer Option Plan to, among others, executive officers, reviewed the performance of the executive officers and established compensation levels for the executive officers of AFC for fiscal year 2003. In connection with establishing compensation levels for the executive officers for fiscal year 2003, AFC during 2002 retained the services of Mercer Human Resource Consulting, or Mercer, to undertake an extensive senior executive compensation study in order to assist the Compensation Committee. The purpose of the study was to assess the competitiveness of AFC’s and the Association’s total compensation program for their senior executives, including the executive officers, and make recommendations to the Compensation Committee.

Executive Compensation Philosophy. The primary objective of the executive compensation program of AFC and the Association is to attract and retain highly skilled and motivated executive officers who will manage AFC in a manner to promote prudent growth and profitability and advance the interests of its shareholders. The compensation program is designed to provide levels of compensation which are competitive and reflective of the organization’s performance in achieving its goals and objectives, both financial and non-financial, as determined in its business plan. The program aligns the interests of the executives with those of the shareholders of AFC by providing a proprietary interest in AFC, the value of which can be significantly enhanced by the appreciation of AFC Common Stock. The program also seeks to adequately provide for the needs of the executives upon retirement based upon the length of service provided to AFC and the Association and the appreciation of AFC Common Stock.

In structuring its executive compensation program, AFC considers the before and after tax financial impact the program will have on AFC and the Association. Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, places a limitation of $1 million on the deductibility by AFC of certain elements of compensation earned by each of the executives named in the “Summary Compensation Table” on page 16, referred to individually as a Named Executive or collectively as the Named Executives, who were employed by AFC or the Association at year end. This limitation does not apply to all institutions within AFC’s industry or to all companies from which it would recruit executive personnel. AFC has generally submitted compensation and benefit plans to its shareholders for approval when required, in order to maintain the deductibility of payments made to the Named Executives. As a result of the approval of such plans and based upon the level and composition of the compensation of its executive officers, the limitations contained in Section 162(m) of the Code did not materially impact the financial condition or results of operations of AFC for the year ended December 31, 2002.

The executive compensation program of AFC consists of four (4) elements: Base Salary, Short-term Incentive Compensation, Long-term Incentive Compensation and Retirement Benefits. The following is a discussion of each of these components.

Base Salary. Salary levels are designed to be competitive with cash compensation levels paid to similar executives at banking and thrift institutions of similar size and standing, giving due consideration to the marketplace in which AFC and the Association operate. Base salary is considered in conjunction with the short-term incentive compensation component of the executive compensation program. Base salary is set at a level to provide a reasonably competitive level of base compensation even if AFC, due to factors outside of the control of the executives, fails to meet its minimum threshold targets such that no awards are made under the short-term incentive component of the compensation program.

To determine whether or not base salary and short-term incentive compensation, discussed below, for 2002 were set at levels that were competitive, the Compensation Committee reviewed a number of sources of information, including the SNL Executive Compensation Review 2001, Banks and Thrifts. Particular emphasis was placed on those institutions that were of similar asset size and standing to that of AFC.

As a result of their analysis, the Compensation Committee in December 2001 approved, and the Board ratified, total 2002 base salary compensation of $3,065,000 for the six (6) executive officers, compared to $2,800,000 paid to such officers for 2001. The Chief Executive Officer received a salary increase to $950,000 per annum. The remaining five (5) executive officers received increases for 2002 averaging 9.86%, ranging from a high of 14.75% to a low of 7.50%. All such increases reflected contributions to the goals and objectives of AFC, increased responsibilities assumed by three of the officers and the increased cost of living within the market from which AFC draws its workforce.

Short-term Incentive Compensation. Short-term incentive compensation consists of awards paid pursuant to the Executive Incentive Plan. The Board and Compensation Committee of AFC recognize that the operation of AFC is substantially affected by the environment in which it operates. It is expected that its executives will maintain systems in place to monitor that environment and will take steps to foresee and manage the various risks that such environment presents. The Board and the Compensation Committee also believe that, to be effective, the attainment of targets established under the short-term incentive component of the compensation program should be both challenging, yet prudently attainable.

The Executive Incentive Plan for 2002 provided for a target incentive equal to sixty-five percent (65%) of base salary for the Chief Executive Officer and forty percent (40%) of base salary in the case of each of the other executive officers.

The performance measurement utilized for 2002 was the diluted earnings per share of AFC Common Stock. A series of achievement levels was established, with each level assigned a percentage award from zero percent (0%) up to two hundred percent (200%). The zero percent (0%) award represented performance below a reasonable threshold level of achievement. The Compensation Committee of AFC, which administers the plan, has discretion under the Executive Incentive Plan to reduce an award, but not to increase it.

For fiscal year 2002, the Compensation Committee, pursuant to the terms of the Executive Incentive Plan,

certified that AFC’s financial performance resulted in awards of eighty five percent (85%) of the applicable target incentive.

Long-term Incentive Compensation. The long-term incentive compensation portion of AFC’s and the Association’s compensation program consists of the Incentive Option Plan, the 1996 Officer Option Plan and the 1999 Officer Option Plan. These plans are designed to provide incentives for long-term positive performance of the executive and other officers and to align their financial interests with those of AFC shareholders by providing the opportunity to participate in AFC Common Stock price appreciation, if any, which may occur after the date of grant of stock options pursuant to such Plans.

See the table on page 9 related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC and “Executive Compensation—Incentive Option Plans” on pages 17 through 20 for further information regarding options with respect to the Named Executives.

Retirement Benefits. Retirement benefits are designed to provide for an adequate level of income to each executive officer following his or her retirement from AFC and the Association based upon length of service and to support the goals and objectives of the remainder of the compensation program. The retirement benefits are provided through the Association ESOP, the Association Incentive Savings Plan, the Association Employees’ Pension Plan, or the Pension Plan, the Association Excess Benefit Plan, or the Excess Plan, and the Association Supplemental Benefit Plan, or the Supplemental Plan. See “Executive Compensation—Pension Plans” for a description of the Pension Plan, the Excess Plan and the Supplemental Plan which are all defined benefit pension plans.

The Association maintains the Association ESOP and ESOP Trust for the benefit of the salaried employees of AFC and the Association. The Association ESOP provides for the allocation of shares of AFC Common Stock and other contributions, if any, based on payments by the Association of restructured loans made by AFC to the Association ESOP. See the “Summary Compensation Table” on page 16 and the table on page 9 related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC for further information regarding the ownership of AFC Common Stock by the Named Executives.

Compensation of the Chief Executive Officer. The Compensation Committee met in December 2001 to review the performance of the executive officers during 2001, to establish recommended compensation levels for such officers for 2002 and to commence discussions regarding appropriate goals and participation levels with respect to such officers’ participation in the Executive Incentive Plan.

At the December 2001 meeting, the projected financial performance of AFC and the accomplishment of financial and non-financial goals and objectives of AFC and the Association, as set forth in the prior year business plan, were reviewed as was the performance of the executive officers of AFC. Mr. Engelke provided to the Compensation Committee his insights as to both his own performance and that of the other executive officers.

The Compensation Committee, based upon these discussions, determined the level of salary for the executive officers, including the Chief Executive Officer, to take effect January 1, 2002. As part of that determination, the Compensation Committee utilized relative information provided in the SNL Executive Compensation Review 2001, Banks and Thrifts. The Compensation Committee recommended, and the Board approved, that the compensation of the Chief Executive Officer be increased from $875,000 per annum in 2001 to $950,000 per annum in 2002. This increase reflected not only the increased cost of living, but also the overall performance of both Mr. Engelke and AFC.

Compensation Committee of AFC

Denis J. Connors, Chairman	Ralph F. Palleschi
Andrew M. Burger	Donald D. Wenk
Thomas J. Donahue

Compensation Committee Interlocks and Insider Participation.

Recommendations to the Compensation Committee of AFC with respect to both executive officers’ and non-executive officers’ salaries are presented by Mr. Engelke. Mr. Engelke also provides insight to the Compensation Committee regarding his performance and that of the other officers of AFC, both executive and non-executive, and provides other recommendations regarding executive officer compensation. Mr. Engelke does not participate in the Committee’s deliberations or approval of compensation issues relating to himself. There are no interlocking relationships requiring disclosure in this Proxy Statement between any executive officers of AFC, members of the Compensation Committee of AFC and any other entity.

Stock Performance Chart.

The following graph shows a comparison of cumulative total shareholder return on AFC Common Stock for its last five fiscal years commencing on January 1, 1998, with the cumulative total returns of both a broad market index, the Standard & Poor’s 500 Stock Index, and a peer group index, the Financials Sector of the Standard & Poor’s 400 Mid-cap Index. Also included is the Nasdaq Financial Stock Index which is the peer group index utilized in last year’s Stock Performance Chart. The peer group indexes set forth in the graph below consists of a different set of institutions than that considered by the Compensation Committee or the Board in determining the compensation of the executive officers.

Comparison of Cumulative Total Return of

AFC Common Stock and Market, Peer Group and Other Indices(1)

	AFC Common Stock	S&P 500 Stock Index	S&P 400 Financials Index	Nasdaq Financial Index
Dec. 31, 1997	$100.000	$100.000	$100.000	$100.000
Dec. 31, 1998	83.481	129.030	113.717	97.152
Dec. 31, 1999	56.967	156.282	99.546	96.503
Dec. 31, 2000	104.986	142.382	121.133	104.231
Dec. 31, 2001	104.610	125.585	121.954	114.529
Dec. 31, 2002	110.068	97.723	113.402	117.687

(1)	Assumes $100 invested at the close of business on December 31, 1997 and all dividends reinvested through the end of AFC’s fiscal year ended December 31, 2002.

Summary Compensation Table

The following table shows, for the fiscal years ended December 31, 2002, 2001 and 2000, the cash compensation paid by AFC and the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer, the next four highest paid executive officers of AFC and the Association who received salary and bonuses in excess of $100,000 for the 2002 fiscal year and any additional individual who would have been listed among the next four highest paid executive officers of AFC and the Association, but for the fact that he was not an executive officer as of December 31, 2002.

	Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Positions	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)	Restricted Stock Awards ($)(2)	Securities Underlying Options/ SARs (#)(2)	LTIP Payouts ($)	All Other Compensation ($)(3)
George L. Engelke, Jr. Chairman, President, CEO and Director	2002 2001 2000	950,000 875,000 810,000	524,875 1,137,500 368,550	— — —	— — —	270,000 250,000 280,000	— — —	37,470 27,819 35,195

Monte N. Redman Executive Vice President and Chief Financial Officer	2002 2001 2000	490,000 450,000 410,000	166,600 360,000 114,800	— — —	— — —	114,000 88,000 100,000	— — —	37,470 27,819 35,195

Gerard C. Keegan Vice Chairman, Chief Administrative Officer and Director	2002 2001 2000	440,000 400,000 375,000	149,600 320,000 105,000	— — —	— — —	95,000 72,000 80,000	— — —	35,360 27,819 35,195

Thomas W. Drennan Executive Vice President	2002 2001 2000	430,000 400,000 375,000	146,200 320,000 105,000	— — —	— — —	93,000 71,000 80,000	— — —	37,470 27,819 35,195

Arnold K. Greenberg Executive Vice President	2002 2001 2000	405,000 370,000 345,000	137,700 296,000 96,600	— — —	— — —	87,000 67,000 70,000	— — —	37,470 27,819 35,195

(1)	Consists of payments pursuant to the Executive Incentive Plan. This plan is a Short-term Incentive Plan. See “Executive Compensation—Report of the Compensation Committee on Executive Compensation” on pages 11 through 13 above.

(2)	Options with limited stock appreciation rights, or LSARs, attached were granted to the Named Executives during 2002, 2001 and 2000. No freestanding stock appreciation rights, or SARs, have been granted to the Named Executives. See “Executive Compensation—Incentive Option Plans” on pages 17 through and 20.

(3)	Represents the fair market value of AFC Common Stock and cash which was allocated under the Association ESOP to the account of the Named Executive for the year ended December 31, 2002, 2001 and 2000, respectively, based upon the closing price per share of AFC Common Stock of $27.15, $26.46, and $27.1565, as quoted on the NYSE on December 31, 2002 and on The Nasdaq Stock Market on December 31, 2001 and December 29, 2000, respectively.

Employment Agreements

AFC and the Association have entered into employment agreements with each of the executive officers. The employment agreements each provide for a three-year term. The Association’s employment agreements each run from the first day of January. Prior to January 1st each year, the Board of Directors of the Association may extend the employment agreements with the Association for an additional year such that the remaining terms shall be 3 years. Prior to January 1, 2003, such employment agreements were so extended. The agreements with AFC automatically extend daily, so as to maintain their original term, unless written notice of non-renewal is given by the Board. No such notice has been given to any current executive officer.

The employment agreements provide for minimum salaries and the executives’ participation in retirement plans, group life, medical and disability insurance plans and any other employee benefit programs. The employment agreements also provide that AFC and the Association will maintain, for the benefit of the executives, directors’ and officers’ liability insurance and will indemnify the executives on prescribed terms for claims and related costs and liabilities arising from the services provided pursuant to the employment agreements for a period of six years beyond the termination of such agreements.

The employment agreements provide for termination of each of the executives’ employment at any time by AFC or the Association with or without cause. Each executive would be entitled to a severance payment in the event the executive’s employment terminates (1) due to AFC’s or the Association’s respective (A) failure to re-elect the executive to his current office, and in the case of Messrs. Engelke’s and Keegan’s employment agreements, to the Board; (B) failure by whatever cause to vest in the executive the functions, duties or responsibilities prescribed for the executive in such agreement; (C) material breach of the employment agreements or reduction of the executive’s base salary or other change to the terms and conditions of the executive’s compensation and benefits which either individually or in the aggregate, as to such executive, has a material adverse effect on the aggregate value of the total compensation package provided to such executive; or (D) relocation of the executive’s principal place of employment outside of Nassau or Queens Counties of New York; or (2) for reasons other than (A) for cause; (B) voluntary resignation, except as a result of the actions specified under clause (1) above or following a change of control, as defined in the agreements; (C) following the executive’s attainment of mandatory retirement age for executive officers (currently 70 years of age); (D) death; (E) long term disability; or (F) expiration of the term of the employment agreement.

The severance payment to which an executive would be entitled includes: (1) continued life, medical and disability insurance benefits for the remainder of the contract term; (2) a lump sum payment equal to the salary, potential incentive compensation, present value of pension benefits, and the profit-sharing and ESOP benefits the executive would have earned during the remainder of the contract term; (3) accelerated vesting of all outstanding options; and (4) a cash settlement, at the election of AFC or the Association, of all outstanding options.

For any taxable year in which an executive would be liable for the payment of excise taxes under Section 4999 of the Code with respect to any compensation paid by AFC or any of its affiliated companies, AFC will pay to or on behalf of the executive, an amount, in addition to the severance payment, sufficient to maintain the after-tax severance benefit as though the excise tax specified in Section 4999 of the Code did not apply.

Incentive Option Plans

The following table sets forth all grants of options (and LSARs) under the 1999 Officer Option Plan to the Named Executives during 2002 and contains certain information about the potential value of these options based upon certain assumptions as to the appreciation of AFC Common Stock over the life of the option. During 2002, no options or SARs were granted pursuant to either the Incentive Option Plan or the 1996 Officer Option Plan, nor did AFC adjust or amend the exercise price of any stock options or SARs previously awarded to any of the Named Executives.

Option/SAR Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Securities Underlying Options/ SARs Granted(1)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price Per Share(2)	Expiration Date	5%	10%
George L. Engelke, Jr.	270,000	19.49%	$27.00	12/17/2012	$4,584,642	$11,618,383
Monte N. Redman	114,000	8.23%	$27.00	12/17/2012	$1,935,738	$4,905,539
Gerard C. Keegan	95,000	6.86%	$27.00	12/17/2012	$1,613,115	$4,087,949
Thomas W. Drennan	93,000	6.71%	$27.00	12/17/2012	$1,579,154	$4,001,887
Arnold K. Greenberg	87,000	6.28%	$27.00	12/17/2012	$1,477,273	$3,743,701

(1)	Each Named Executive who received an option grant received an option to purchase 3,703 shares of AFC Common Stock which are intended to qualify as an incentive stock option. The remainder are non-qualified stock options. All options granted to the Named Executives have a ten year term and vest on January 10, 2006. See “Executive Compensation—Employment Agreements” on pages 16 and 17. All such options also vest and become immediately exercisable upon death, disability, retirement or in the event of a change in control or threatened change in control, as defined in the 1999 Officer Option Plan. All such options were granted in tandem with LSARs which provide that, in the event of a change in control, during the period commencing on the change in control and ending at the latter of six (6) months following such date or thirty (30) days following the earliest date on which the Named Executive may exercise the LSAR without subjecting himself to liability under Section 16 of the Exchange Act, the Named Executive may, in lieu of exercising the option, surrender the option and receive a payment in cash, on a per share basis, equal to the difference between the exercise price per share and the greater of (1) the highest price paid per share of AFC Common Stock by any person who initiated or sought to effect the change in control during the one-year period ending on the date of the change in control or (2) the average of the fair market value per share as defined in the 1999 Officer Option Plan over the last ten trading days preceding the date of exercise of the LSAR.

(2)	The exercise price may be paid in whole or in part in cash or through the surrender of previously held shares of AFC Common Stock.

(3)	The amounts stated assume the specified annual rates of appreciation only. Actual experience is dependent on the future performance of AFC Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

The following table provides certain information with respect to options exercised by the Named Executives during 2002 and the number of shares of AFC Common Stock represented by outstanding stock options held by the Named Executives as of December 31, 2002. Also reported are the values for “in-the-money” options, which represent the positive spread between the exercise price of any outstanding stock options and the closing price per share of AFC Common Stock of $27.15 as quoted on the NYSE on December 31, 2002.

Aggregate Option/SAR Exercises in Last Fiscal Year and

Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise(#)	Value Realized(1)	Number of Securities Underlying Unexercised Options/SARS at Fiscal Year-End (#) Exercisable/ Unexercisable(2)	Value of Unexercised in-the-Money Options/SARs at Fiscal Year-End ($) Exercisable/ Unexercisable(2) (3)
George L. Engelke, Jr.	550,000	$12,796,500	650,200 / 800,000	$ 7,101,430 / $1,161,250
Monte N. Redman	54,438	$1,359,848	336,126 / 302,000	$ 4,296,102 / $414,925
Gerard C. Keegan	25,000	$632,113	253,000 / 247,000	$ 3,334,900 / $335,550
Thomas W. Drennan	4,438	$14,373	158,562 / 244,000	$ 1,116,952 / $333,350
Arnold K. Greenberg	85,000	$809,963	56,000 / 224,000	$ 683,900 / $301,788

(1)	Represents the fair market value per share of AFC Common Stock as quoted on the NYSE or The Nasdaq Stock Market, respectively, on the day the option was exercised minus the exercise price per share of the option exercised times the number of shares of AFC Common Stock as to which the option was exercised.
(2)	Whether an option is exercisable or unexercisable is determined as of the Record Date.
(3)	Represents the fair market value per share of AFC Common Stock at fiscal year end based upon the closing price of $27.15, as quoted on the NYSE on December 31, 2002, minus the exercise price per share of the options outstanding times the number of shares of AFC Common Stock as to which the option relates. Excluded are options with an exercise price in excess of $27.15.

The following chart provides information as of December 31, 2002 with respect to compensation plans, including individual compensation arrangements, under which equity securities of AFC are authorized for issuance:

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	6,824,884	$21.51	592,000

Equity compensation plans not approved by security holders(2)	17,000	$6.97	0

Total(3)	6,841,884	$21.48	592,000

(1)	Excluded is any employee benefit plan that is intended to meet the qualification requirements of Section 401(a) of the Code, such as the Association ESOP. Also excluded are warrants or rights issuable to all security holders of AFC as such on a pro rata basis, such as those issuable pursuant to the Rights Agreement between AFC and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, dated as of July 17, 1996, as amended. The only equity security issuable under the equity compensation plans referenced in the table is AFC Common Stock and the only equity compensation plans are stock option plans or arrangements which provide for the issuance of AFC Common Stock upon the exercise of options.

(2)	With respect to “Equity compensation plans approved by security holders,” included are 225,000 shares of AFC Common Stock options with respect to which were granted pursuant to the terms and conditions of The Greater Acquisition merger agreement and 224,450 shares of AFC Common Stock options with respect to which were granted pursuant to the terms and conditions of the LIB Acquisition merger agreement. Both of these merger agreements were approved by the holders of AFC Common Stock. Neither arrangement provides for the future issuance or grant of additional options, warrants or rights. With respect to “Equity compensation plans not approved by security holders,” included are 17,000 shares of AFC Common Stock options with respect to which were granted pursuant to the terms and conditions of the Fidelity Acquisition merger agreement. Upon consummation of the Fidelity Acquisition on January 31, 1995 and pursuant to the terms of the Fidelity Acquisition merger agreement, AFC appointed for a period of three years all the members of Fidelity’s Board of Directors as members of a newly formed advisory board of AFC, the function of which was to advise AFC on deposit and lending activities in Fidelity’s former market area and to maintain and develop customer relationships. In consideration of such service and as further provided in the merger agreement, AFC granted to each member of such advisory board who was not an employee, consultant or director of AFC or the Association an option to purchase 16,000 shares of AFC Common Stock. The options each had an exercise price equal to the average of the closing prices of AFC Common Stock on the NASDAQ National Market on each trading day during the period of twenty (20) consecutive trading days ending with the last trading day before the effective date of the merger, were fully vested and nonforfeitable, had a term of ten (10) years, and provided for reasonable registration rights. This arrangement does not provide for the future issuance or grant of additional options, warrants or rights.

(3)	Of the shares available for future issuance, 382,000 were authorized pursuant to the 1999 Officer Option Plan and 210,000 were authorized pursuant to the 1999 Directors Option Plan. The 1999 Officer Option Plan and the 1999 Director Option Plan provide for automatic adjustments to outstanding options upon certain changes in capitalization. In the event of any stock split, stock dividend or other event generally affecting the number of shares of AFC Common Stock held by each person who is then a holder of record, the number of shares covered by each outstanding option and the number of shares available for grant under the plans shall be adjusted to account for such event.

Pension Plans

The Employees’ Pension Plan is a non-contributory defined benefit pension plan for the benefit of eligible employees. The Excess Plan is a non-qualified plan that provides benefits that would have been provided under the Employees’ Pension Plan but for the maximum annual benefit limitation in Section 415 of the Code ($149,533 for 2002, payable in the form of a ten-year certain and continuous annuity at age 65) and the maximum annual compensation limitation in Section 401(a)(17) of the Code ($200,000 for 2002). The Supplemental Plan is a non-qualified plan under which selected participants in the Employees’ Pension Plan receive the retirement benefits that would have been provided under the Employees’ Pension Plan had the benefit formula in effect immediately prior to January 1, 1989 remained in effect.

The following tables set forth the estimated annual benefits payable under the defined benefit pension plans described above upon retirement at age 65 in calendar year 2002, expressed in the form of a ten-year certain and continuous annuity, for the highest five-year average annual base wage (referred to in the table as remuneration) and years of service classifications specified.

Pension and Excess Plans

	Creditable Years of Service at Age 65(1)
Remuneration(2)	15	20	25	30	35(3)
$125,000	$26,500	$35,300	$44,200	$53,000	$53,000
150,000	32,500	43,300	54,200	65,000	65,000
175,000	38,500	51,300	64,200	77,000	77,000
200,000	44,500	59,300	74,200	89,000	89,000
225,000	50,500	67,300	84,200	101,000	101,000
250,000	56,500	75,300	94,200	113,000	113,000
300,000	68,500	91,300	114,200	137,000	137,000
400,000	92,500	123,300	154,200	185,000	185,000
450,000	104,500	139,300	174,200	209,000	209,000
500,000	116,500	155,300	194,200	233,000	233,000
750,000	176,500	235,300	294,200	353,000	353,000
1,000,000	236,500	315,300	394,200	473,000	473,000
1,150,000	272,500	363,300	454,200	545,000	545,000

Pension, Excess and Supplemental Plans

	Creditable Years of Service at Age 65(1)
Remuneration(2)	15	20	25	30	35(3)
$125,000	$31,800	$41,100	$51,300	$61,600	$61,600
150,000	38,300	51,100	63,800	76,600	76,600
175,000	46,800	61,100	76,300	91,600	91,600
200,000	53,300	71,100	88,800	106,600	106,600
225,000	61,800	81,100	101,300	121,600	121,600
250,000	68,300	91,100	113,800	136,600	136,600
300,000	83,300	111,100	138,800	166,600	166,600
400,000	113,300	151,100	188,800	226,600	226,600
450,000	128,300	171,100	213,800	256,600	256,600
500,000	143,300	191,100	238,800	286,600	286,600
750,000	218,300	291,100	363,800	436,600	436,600
1,000,000	293,300	391,100	488,800	586,600	586,600
1,150,000	338,300	451,100	563,800	676,600	676,600

(1)	The benefits listed in the retirement benefits tables are not subject to any Social Security or other offset amounts.

(2)	Remuneration under the Employees’ Pension Plan, the Excess Plan and the Supplemental Plan is calculated based upon the amount shown in the column of the “Summary Compensation Table” entitled “Salary” and does not include amounts shown in the column entitled “Bonus.” The Employees’ Pension Plan is a qualified plan and is subject to the compensation limit, described above, contained in Section 401(a)(17) of the Code for calculating the participant’s benefit.

(3)	Benefits do not accrue for service in excess of 30 years.

The Named Executives, as of December 31, 2002, had the following credited service (i.e., benefit service): George L. Engelke, Jr., 31 years 6 months; Monte N. Redman, 25 years 7 months; Gerard C. Keegan, 31 years 9 months; Thomas W. Drennan, 16 years 6 months; and Arnold K. Greenberg, 27 years 7 months.

PROPOSAL NO. 2

APPROVAL OF THE 2003 STOCK OPTION PLAN FOR OFFICERS AND EMPLOYEES OF ASTORIA  FINANCIAL CORPORATION

AFC is presenting for shareholder approval the 2003 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, or the 2003 Officer Option Plan. AFC expects to grant stock options under this plan each year to selected officers and employees. The value of these grants will depend on future increases in the trading price of AFC Common Stock. They will link the compensation paid to officers and employees to the value delivered to shareholders through share price appreciation.

Why We Are Asking For Shareholder Approval

AFC is asking the shareholders to approve the 2003 Officer Option Plan that will let AFC grant options to purchase 3,250,000 shares of AFC Common Stock.

Applicable law does not require that AFC have shareholder approval before granting stock options to its officers and employees. However, it has been the practice of AFC to submit plans relating to grants of options to its officers and employees to its shareholders for approval.

If AFC grants stock options under this plan without shareholder approval, it could jeopardize AFC’s eligibility to list AFC Common Stock for trading on the NYSE. Under the Code, AFC cannot deduct fiscal year taxable compensation in excess of $1,000,000 that it pays to either its Chief Executive Officer or any of its other Named Executives, unless such compensation meets the law’s definition of “qualified performance-based compensation.” Stock options that AFC grants must be authorized by shareholders to be considered “qualified performance-based compensation.”

AFC is seeking approval to grant additional stock options because it believes it to be a good corporate governance practice to do so, to preserve its shareholders’ access to the NYSE for purchases and sales of AFC Common Stock and to maximize the federal tax deductions available for stock options that it grants.

Shareholder approval of the 2003 Officer Option Plan will not affect options currently outstanding. If the shareholders approve the 2003 Officer Option Plan, no further options will be granted under the 1999 Officer Option Plan. If the shareholders do not approve the 2003 Officer Option Plan, AFC will not implement the 2003 Officer Option Plan and AFC may continue to grant to officers and employees stock options that shareholders have previously authorized under the 1999 Officer Option Plan.

Material Provisions of the Plan

Exhibit A to this proxy statement contains the full text of the 2003 Officer Option Plan. Exhibit A is incorporated by reference into the following plan summary, which is qualified in its entirety by this reference.

Nature of the Plan. Under this plan, AFC may grant officers and employees options to purchase shares of AFC Common Stock. An option is a right to purchase a share of AFC Common Stock during a specified period of time for a specified purchase price.

Maximum Shares Available. If the shareholders approve the proposed plan, AFC will have authority under the plan to grant options to purchase 3,250,000 shares of AFC Common Stock. The fair market value of such shares is $76,862,500, based on the closing price of AFC Common Stock of $23.65 as quoted on the NYSE as of the Record Date. This is the amount option holders would pay to AFC to exercise such options, if all were granted on the Record Date at an exercise price equal to the fair market value of the shares on such date.

Administration of the Plan. A committee of outside directors administers this plan. Its members are the members of the Compensation Committee of the Board who are “disinterested directors” under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of AFC or the Association; (2) do not receive material compensation from AFC and the Association except for service as a director, except for an amount for which disclosure would not be required pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission and (3) does not possess an interest in any transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of Regulation S-K of the Securities and Exchange Commission. and (4) are ineligible for discretionary stock option grants under this plan. The administrative committee must have at least three members and has broad discretionary powers.

Eligibility. Eligibility is open to all officers and employees of AFC and the Association, a total of 2,171 people, as of the Record Date. The administrative committee selects the individuals who receive stock option grants. In practice, the administrative committee in the past has granted stock options under previous plans to only a select group of senior officers of AFC and the Association who the administrative committee believes are most able to impact the performance of AFC and the Association. In 2002, this group included 66 people.

Terms and Conditions of Stock Option Grants. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant a stock option with a purchase price that is less than the fair market value of a share of AFC Common Stock on the date it grants the stock option.

•	It may not grant a stock option with a term that is longer than 10 years.

•	It may not grant a stock option with a term that extends beyond termination of employment for cause, more than one year beyond termination of employment due to retirement, death or disability, or more than three months beyond termination of employment for other reasons.

•	It may not grant stock options that would commit AFC to issue more than the maximum number of shares authorized for the plan.

The administrative committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment

Maximum Option Grants to An Individual. The administrative committee has complete flexibility and authority in setting the size of stock option grants to a single individual limited only by the total of the options to purchase then authorized and remaining available for grant under the plan. However, in the case of a “covered individual” within the meaning of section 162(m) of the Code, all options previously granted to such individual under the Plan, including those that expire without being exercised or are canceled or forfeited shall be applied to reduce the amount available for grant to such individual.

Change of Control Provisions. The administrative committee may grant options that may not be exercised until the option recipient satisfies a future condition, such as continued employment for a specified period. If there is a change of control of AFC or the Association, if our shareholders approve a transaction that would result in a change of control, or if there is a tender offer or proxy contest that would result in a change of control if it succeeds, these conditions will be waived. A waiver of this kind would make all stock options outstanding under this plan immediately exercisable. Holders of outstanding stock options may also have the right to surrender their outstanding stock options for a cash payment following a change of control. AFC may cancel its obligations to make these cash payments if it substitutes for the cash payment stock options or other property of equivalent value.

Anti-dilution Adjustments. If AFC declares a stock dividend or stock split, reclassifies its common stock, or enters into a merger or consolidation or other transaction that affects the holders of AFC Common Stock or in other circumstance where the Committee determines that an adjustment to the Exercise Price or number of Shares subject to an Option is appropriate to avoid an unintended enlargement or dilution of the economic rights evidenced by an Option, it will make certain automatic adjustments under this plan without asking for your approval. It will adjust the number or type of shares authorized for the plan, the number or type of shares subject to outstanding option grants and the maximum number of shares that may be optioned to any single individual. Any adjustment so made will be designed to neither enlarge nor diminish its authority to grant stock options and the relative rights of option holders. The administrative committee determines these adjustments.

Prohibition Against Option Repricing. It has been the policy of AFC and the committee which administers AFC’s option plans not to reprice options to lower the exercise price other than in the case of the anti-dilution adjustments noted above. The plan specifically provides that the administrative committee shall not have the authority to amend any option to reduce its exercise price other than in the case of the anti-dilution adjustments noted above.

Amendment and Termination. This plan, if approved by the shareholders, will be in effect for a ten-year period that begins on the date the shareholders approve the plan. The Board may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would (i) change the class of eligible employees, (ii) increase the number of stock options or benefits that may be granted to any person or in total or (iii) otherwise be required to preserve the treatment of options granted as “qualified performance-based compensation” within the meaning of section 162(m) of the Code, must first be approved by AFC’s shareholders.

Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not create federal income tax although such an exercise is a preference item for alternative minimum tax purposes. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. Incentive stock options that are exercised more than three months after termination of employment due to retirement are treated as non-qualified stock options.

Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder subsequently sells shares acquired by exercising a non-qualified stock option, he must pay federal income taxes on the amount by which the sales price exceeds the exercise price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan’s change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

Federal Tax Consequences for AFC. AFC currently has the alternative for accounting purposes to recognize compensation expense either when stock options are exercised or when granted. To date, AFC has elected to recognize such expense when stock options are exercised. The measurement of this expense will depend on whether treasury shares or newly issued shares are used to complete the option exercise. It has generally been the practice of AFC to use treasury shares to complete option exercises. When a non-qualified stock option is exercised, AFC may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. This amount may be the same as the related compensation expense or it may be different. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan’s change of control provisions is deductible as if it were the exercise of a non-qualified stock option.

Status of outstanding option grants and plans. As of the Record Date, AFC had outstanding 82,915,757 shares of AFC Common Stock and had aggregate options outstanding which if exercised would total 6,725,973 share of AFC Common Stock at a weighted average exercise price of $21.8747. As of December 31, 2003, the options then outstanding had a weighted average remaining contractual life of 6.97 years. As of the Record Date, there were available for future grant under the 1999 Officer Option Plan 377,000 shares as to which options could be granted. If the 2003 Officer Option Plan is approved by the shareholders, these options will not be granted. AFC has available for future grant options with respect to 166,000 shares of AFC Common Stock pursuant to the 1999 Directors Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 2003 STOCK OPTION PLAN FOR OFFICERS AND EMPLOYEES OF ASTORIA FINANCIAL CORPORATION.

Audit Committee

The information set forth in this section, including but not limited to the Report of the Audit Committee, shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

It has been and continues to be the practice of the Board to maintain an Audit Committee of the Board. The Board has adopted a written Charter of the Audit Committee. A copy of the most recent Charter of the Audit Committee is set forth at Exhibit B to this proxy statement. The Charter specifies the purpose of the Audit Committee, the appointment and composition of its members, procedural matters with respect to its meetings, the responsibilities and duties of the Audit Committee and the reporting of Audit Committee activities and recommendations. The management of AFC is primarily responsible for the system of internal controls and financial reporting processes of AFC. The independent auditors are responsible to express an opinion on the consolidated financial statements of AFC based on an audit conducted in accordance with generally accepted accounting standards.

AFC Common Stock is listed on the NYSE. The Board has determined that the members of the Audit Committee are independent, as independence is defined in Paragraph 303.01 of the NYSE listing standards, as applicable.

Report of the Audit Committee

Under rules established by the SEC, AFC is required to provide certain data and information regarding the activities of its Audit Committee. In fulfillment of this requirement, the Audit Committee of AFC, at the direction of the

Board, has prepared the following report for inclusion in this Proxy Statement.

At its meeting held on March 19, 2003, the Audit Committee reviewed the Consolidated Financial Statements and discussed such statements with the management of AFC. At such meeting and at other meetings held during 2002 and 2003, the Audit Committee discussed with AFC’s independent auditor, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, or SAS 61, “Communication with Auditing Committees.” The matters required to be discussed pursuant to SAS 61 include, but are not limited to, significant accounting policies, management judgments and accounting estimates, audit adjustments, if any, disagreements with management, if any, difficulties encountered with management in performing the audit, if any, and fees from management advisory services, if any.

The Audit Committee has received and reviewed the written disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee has discussed with KPMG LLP the independence of KPMG LLP.

Based upon the review and discussion referred to in this Report, the Audit Committee, at its meeting held on March 19, 2003, approved the inclusion of the Consolidated Financial Statements in the Annual Report on Form 10-K of AFC for the year ended December 31, 2002.

Audit Committee of AFC

Thomas J. Donahue, Chairman	Peter C. Haeffner, Jr.
Andrew M. Burger	Ralph F. Palleschi
Denis J. Connors	Leo J. Waters

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

AFC’s independent auditors, or principal accountant, for the fiscal year ended December 31, 2002 were KPMG LLP. Following its review of the qualifications of KPMG LLP, its review of the thoroughness and quality of the work KPMG LLP has performed in the past for AFC and assuring itself that KPMG LLP is independent from AFC, its officers and directors and does not provide to AFC non-audit services to a degree that its independence may be impaired, the Audit Committee has reappointed KPMG LLP as independent auditors, or principal accountant, for AFC and the Association for the year ending December 31, 2003, subject to ratification of such appointment by our shareholders. Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

The following chart reflects fees billed or fees estimated to be billed for professional or other services rendered by KPMG LLP for AFC’s fiscal year ended December 31, 2002:

KPMG LLP Fees Billed for the Fiscal Year ended December 31, 2002

Audit Fees(1)	Financial Information Systems Design and Implementation Fees(2)	All Other Fees(3)
$424,250	$ 0	$255,950

(1)	Audit Fees reflect aggregate fees billed or estimated to be billed for professional services rendered for the audit of AFC’s Consolidated Financial Statements and the reviews of the financial statements included in AFC’s Quarterly Reports on Form 10-Q during AFC’s fiscal year ended December 31, 2002.

(2)	Financial Information Systems Design and Implementation Fees reflect aggregate fees for professional services rendered for directly or indirectly operating, or supervising the operation of AFC’s information system or managing AFC’s local area network, or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to AFC’s financial statements taken as a whole.

(3)	All Other Fees reflect aggregate fees billed or estimated to be billed for services rendered by KPMG LLP for the fiscal year ended December 31, 2002 which are not included under the captions “Audit Fees” or “Financial Information Systems Design and Implementation Fees.”

Of the items included under the caption “All Other Fees” above, $60,000 relates to audits of AFC’s and the Association’s employee benefit plans as required by federal law, $23,900 relates to tax compliance and preparation services, $13,000 relates to the audit of the Association’s consolidated mortgage banking subsidiary, $128,750 relates to the issuance of comfort letters and bring down comfort letters in connection with AFC’s issuance of $250 million of 5.75% senior unsecured notes due in 2012 during the 4th quarter of 2002 and $14,000 relates to accounting advise received in connection with a hedging transaction the effect of which was to convert our fixed rate 9.75% Capital Securities into floating rate instruments tied to three-month LIBOR plus 400 basis points. If the fees of KPMG LLP were disclosed in accordance with the amendments to 17 CFR 240.14a-101, Item 9, (e)(1)-(4) as announced by the SEC in Exchange Act Release No. 47265, effective May 6, 2003 for disclosure with respect to the first fiscal year ending after December 15, 2003, Audit Fees would have equaled $420,800, Audit-Related Fees would have equaled $235,500, Tax Fees would have equaled $23,900 and All Other Fees would equal $0.00.

The Audit Committee, as part of its review of the disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, considered whether the provision of the services rendered, the fees for which are reflected in the chart above entitled “KPMG LLP Fees Billed for the Fiscal Year ended December 31, 2002” under the captions entitled “Financial Information Systems Design and Implementation Fees” and “All Other Fees”, were, and found them to be, compatible with maintaining the independence of KPMG LLP.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF AFC.

Additional Information

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires AFC’s directors and executive officers, among others, to file reports of ownership and changes in ownership of their equity securities of AFC with the Securities and Exchange Commission and to furnish AFC with copies of all such reports.

Based solely upon a review of the copies of these Forms 3, 4 and 5 reports and amendments thereto received by AFC, AFC believes that all applicable filing requirements were complied with for 2002, and AFC does not know of any such persons who may have failed to file any required form or to report any required transaction on a timely basis, except Mr. Robert J. Conway, a director of AFC, who did not report on a timely basis three (3) sales aggregating of 9,240 shares of AFC Common Stock in December 1998, which transactions were subsequently reported on or about July 24, 2002 and Mr. Andrew M. Burger, a director of AFC, who did not report on a timely basis one (1) transfer of 20,000 shares of AFC Common Stock in December 1996 from himself to his spouse, thus impacting the nature rather than the amount of his beneficial ownership, which transaction was subsequently reported on or about March 26, 2003.

Cost of Proxy Solicitation

The cost of solicitation of proxies by AFC, which is expected to be less than $60,000, will be borne by AFC. Georgeson Shareholder Communications Inc., or GSC, has been retained to assist in the solicitation of proxies under a contract providing for payment of a fee of $7,000 plus reimbursement for its expenses. In addition to solicitations by mail, GSC or a number of officers and employees of AFC and the Association may solicit proxies in person, by mail or by telephone, but none of these persons will receive any compensation for their solicitation activities in addition to their regular compensation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of AFC Common Stock held of record by such fiduciaries, and AFC will reimburse them for their reasonable expenses in accordance with the rules of the SEC and the NYSE.

Shareholder Proposals

To be considered for inclusion in AFC’s proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2004, a shareholder proposal, including a recommendation of a director nominee, must be received by the Secretary of AFC at the address set forth on the first page of this Proxy Statement not later than December 9, 2003. Any shareholder proposal will be subject to Rule §240.14a-8 promulgated by the SEC under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

The Bylaws of AFC provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board. The shareholder must give written advance notice to the Secretary of AFC not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth (10th) day following the date on which AFC’s notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder’s name and address, as they appear on AFC’s record of shareholders, the class and number of shares of AFC’s capital stock that are beneficially owned by such shareholder, a brief description of the proposed business or the names of the person(s) the shareholder proposes to nominate, and, as to business which the shareholder seeks to bring before an annual meeting, the reason for conducting such business at the annual meeting and any material interest of such shareholder in the proposed business. In the case of nominations for election to the Board, certain information regarding the nominee must also be provided. Such nominations and related information would be reviewed by the Nominating Committee of the Board as described in “Committees and Meetings of the Board” on pages 7 and 8 above. Nothing in this paragraph shall be deemed to require AFC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received or any shareholder nomination.

Other Matters Which May Properly Come Before the Meeting

The Board knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, the dates by which shareholder proposals and notices of business to be conducted at an Annual Meeting having been previously disclosed, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

An additional copy of AFC’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2002, as filed with the SEC, will be furnished without charge to any shareholder upon written request to Astoria Financial Corporation, Investor Relations Department, One Astoria Federal Plaza, Lake Success, New York 11042-1085. Copies can also be obtained without charge from AFC’s Investor Relations Web site at http://ir.astoriafederal.com.

By order of the Board,

Alan P. Eggleston Executive Vice President, Secretary and General Counsel

Lake Success, New York

April 8, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Exhibit A

2003 Stock Option Plan for Officers and Employees

of

Astoria Financial Corporation

ARTICLE I

PURPOSE

Section 1.1 General Purpose of the Plan.

The purpose of the Plan is to promote the growth and profitability of Astoria Financial Corporation, to provide certain key officers and employees of Astoria Financial Corporation and affiliates with an incentive to achieve corporate objectives, to attract and retain key individuals of outstanding competence and to provide such individuals with an equity interest in Astoria Financial Corporation.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Section 2.1 Association means Astoria Federal Savings and Loan Association, a federally chartered savings institution, and any successor thereto.

Section 2.2 Board means the board of directors of Astoria Financial Corporation.

Section 2.3 Change in Control of the Company means any of the following events:

(a) approval by the stockholders of Astoria Financial Corporation of a transaction that would result in the reorganization, merger or consolidation of Astoria Financial Corporation with one or more other persons, other than a transaction following which:

(i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in Astoria Financial Corporation; and

(ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of Astoria Financial Corporation;

(b) the acquisition of all or substantially all of the assets of Astoria Financial Corporation or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of Astoria Financial Corporation entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of Astoria Financial Corporation of any transaction which would result in such an acquisition;

(c) a complete liquidation or dissolution of Astoria Financial Corporation, or approval by the stockholders of Astoria Financial Corporation of a plan for such liquidation or dissolution;

(d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Astoria Financial Corporation do not belong to any of the following groups:

(i) individuals who were members of the Board of Directors of Astoria Financial Corporation on the Effective Date; or

(ii) individuals who first became members of the Board of Directors of Astoria Financial Corporation after the Effective Date either:

(A) upon election to serve as a member of the Board of Directors of Astoria Financial Corporation by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

(B) upon election by the stockholders of Astoria Financial Corporation to serve as a member of the Board of Astoria Financial Corporation, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of Astoria Financial Corporation, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual’s election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Astoria Financial Corporation; or

(e) any event which would be described in section 2.3(a), (b), (c) or (d) if the term “Association” were substituted for the term “Company” therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of Astoria Financial Corporation, the Association, or a subsidiary of either of them, by Astoria Financial Corporation, the Association, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.3, the term “person” shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

Section 2.4 Code means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

Section 2.5 Committee means the Committee described in section 3.1.

Section 2.6 Company means Astoria Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto, the Association and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution.

Section 2.7 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

Section 2.8 Disinterested Board Member means a member of the Board who:

(a) is not a current employee of the Company,

(b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year,

(c) has not been an officer of the Company,

(d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except for an amount for which disclosure would not be required pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission and

(e) does not possess an interest in any transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of Regulation S-K of the Securities and Exchange Commission.

The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

Section 2.9 Effective Date means the date on which the Plan is approved by the holders of a majority of the Shares represented in person or by proxy at a meeting of the voting stockholders of Astoria Financial Corporation duly called and held.

Section 2.10 Eligible Individual means any individual whom the Committee may determine to be a key officer or employee of the Company and select to receive a grant of an Option pursuant to the Plan.

Section 2.11 Exchange Act means the Securities Exchange Act of 1934, as amended.

Section 2.12 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 4.4.

Section 2.13 Fair Market Value means, with respect to a Share on a specified date:

(a) the final quoted sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

(b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c) if sections 2.13(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

Section 2.14 Incentive Stock Option means a right to purchase Shares that is granted pursuant to section 4.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422A of the Code.

Section 2.15 Limited Stock Appreciation Right means a right granted pursuant to section 4.9.

Section 2.16 Non-Qualified Stock Option means a right to purchase Shares that is granted pursuant to section 4.1, that is designated by the Committee to be a Non-Qualified Stock Option and that is not intended to satisfy the requirements of section 422 of the Code.

Section 2.17 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 2.18 Option Period means the period during which an Option may be exercised, determined in accordance with section 4.5.

Section 2.19 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Section 2.20 Plan means the 2003 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, as amended from time to time.

Section 2.21 Qualified Domestic Relations Order means a Domestic Relations Order that:

(a) clearly specifies

(i) the name and last known mailing address of the Option holder and of each person given rights under such Domestic Relations Order,

(ii) the amount or percentages of the Option holder’s benefits under this Plan to be paid to each person covered by such Domestic Relations Order,

(iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and

(b) does not require the payment of a benefit in a form or amount that is

(i) not otherwise provided for under the Plan, or

(ii) inconsistent with a previous Qualified Domestic Relations Order.

For the purposes of this Plan, a “Domestic Relations Order” means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of an Option holder.

Section 2.22 Retirement means retirement at the normal or early retirement date as set forth in any tax-qualified retirement/pension plan of the Association.

Section 2.23 Share means a share of Common Stock, par value $.01 per share, of Astoria Financial Corporation.

Section 2.24 Termination for Cause means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to the Company or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final case-and-desist order which results in material loss to the Company or one of its affiliates.

Section 2.25 Threatened Change in Control means:

(a) the circulation of a proxy statement by any Person other than management of Astoria Financial Corporation seeking stockholder approval of a transaction that would result in a Change in Control of the Company or

(b) the commencement of a tender offer (within the meaning of section 14 of the Exchange Act) which, if consummated, would result in a Change in Control of the Company.

ARTICLE III

ADMINISTRATION

Section 3.1 Committee.

The Plan shall be administered by a Committee consisting of the members of the Compensation Committee of Astoria Financial Corporation who are Disinterested Board Members. If fewer than three members of the Compensation Committee are Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.

Section 3.2 Committee Action.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

Section 3.3 Committee Responsibilities.

Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

(b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

ARTICLE IV

STOCK OPTIONS

Section 4.1 In General.

Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. Any such Option shall be evidenced by a written agreement which shall:

(a) designate the Option as either an Incentive Stock Option or a Non-Qualified Stock

Option;

(b) specify the number of Shares covered by the Option;

(c) specify the Exercise Price, determined in accordance with section 4.4, for the Shares subject to the Option;

(d) specify the Option Period determined in accordance with section 4.5;

(e) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(f) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

Section 4.2 Available Shares.

Subject to section 5.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

(a) 3,250,000 Shares; over

(b) the sum of:

(i) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

(ii) the number of Shares with respect to which previously granted Options have been exercised.

For purposes of this section 4.2, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of the related Shares.

Section 4.3 Size of Option.

Subject to section 4.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion. The maximum number of Shares that may be granted to any one individual under this Plan shall be the entire number of Shares then available under the Plan. In the case of a “covered individual” within the meaning of section 162(m) of the Code, all Options previously granted to such individual under the Plan, including those that expire without being exercised or are canceled or forfeited shall be applied to reduce the amount available for grant to such individual.

Section 4.4 Exercise Price.

The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than (a) the Fair Market Value of a Share on the date on which the Option is granted and (b) in the case of an Option intended to be an Incentive Stock Option that is granted to an Eligible Individual who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall not be less than 110% of the Fair Market Value of a Share.

Section 4.5 Option Period.

The Option Period during which an Option granted to an Eligible Individual may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the earliest of:

(a) the date specified by the Committee in the Option agreement;

(b) the last day of the three-month period commencing on the date of the Eligible Individual’s termination of employment with the Company, other than on account of death or Disability, Retirement or a Termination for Cause;

(c) the last day of the one-year period commencing on the date of the Eligible Individual’s termination of employment due to death, Disability or Retirement;

(d) as of the time and on the date the Eligible Individual ceases to be an employee of the Company due to a Termination for Cause;

(e) the last day of the ten-year period commencing on the date on which the Option was granted; and

(f) for an Option intended to be an Incentive Stock Option that is granted to an Eligible Individual who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, the last day of the five-year period commencing on the date on which the Option was granted;

provided, however, that in the event of a Threatened Change in Control or a Change in Control of the Company while there is outstanding any Option whose Option Period has not commenced, such Option Period shall automatically commence on the earliest date on which the Threatened Change in Control or Change in Control of the Company is deemed to have occurred.

Section 4.6 Method of Exercise.

(a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii) delivering to the Committee full payment, consistent with section 4.6(b), for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Option agreement.

(b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid:

(i) in full in cash (by certified or bank check or such other instrument as the Company may accept) or;

(ii) if and to the extent permitted by the Committee, in the form of Shares already owned beneficially for a period of more than six months by the Option Holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii) by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(c) When the requirements of section 4.6(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 5.3.

Section 4.7 Limitations on Options.

(a) An Option by its terms shall not be transferable by the Option holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option holder, only by the Option holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that an Eligible Individual may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Eligible Individual’s spouse, and the lineal ascendents and lineal descendants of such Eligible Individual or his spouse, or any one or more of them, or to an entity wholly owned by (including but not limited to a trust the exclusive beneficiaries of which are) one or more of them or wholly owned jointly by one or more of them and the Eligible Individual. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend upon the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b) The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to

(i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or

(ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

Section 4.8 Additional Restrictions on Incentive Stock Options.

In addition to the limitations of section 4.7, an Option designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

(a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Individual which first become exercisable in such calendar year, then that portion of the Shares granted pursuant to such options which cause the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares granted pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option.

(b) An Incentive Stock Option that is exercised during its designated Option Period but more than:

(i) three months after termination of employment with the Company (other than on account of death or disability as defined in section 22(c)(3) of the Code); or

(ii) one year after such individual’s termination of employment with the Company due to disability (within the meaning of section 22(c)(3) or the Code) or death; may be exercised in accordance with its terms but shall be treated as a Non-Qualified Stock Option.

(c) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of:

(i) the second anniversary of the date on which the Incentive Stock Option was granted, or

(ii) the first anniversary of the date on which the Shares were acquired.

Section 4.9 Change in Control Cash Out.

(a) Each Option granted under this Plan shall be accompanied by a Limited Stock Appreciation Right that is exercisable at the times and upon the terms and conditions set forth herein. Each Limited Stock Appreciation Right granted hereunder shall be exercisable for a period commencing on the date on which a Change in Control of the Company occurs and ending six (6) months after such date or, if later in the case of any Person, thirty (30) days after the earliest date on which such Person may exercise the Limited Stock Appreciation Right without subjecting himself to liability under section 16 of the Securities Exchange Act of 1934, as amended. A Person in possession of a Limited Stock Appreciation Right granted hereunder may exercise such Limited Stock Appreciation Right by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Limited Stock Appreciation Right; and

(ii) agreeing in such written notice to the cancellation of Options then outstanding to him for a number of Shares equal to the number of Shares for which the Limited Stock Appreciation Right is being exercised.

Except as provided in section 4.9(c), within ten (10) days after the giving of such a notice, the Committee shall cause the Company to deliver to such Person a monetary payment in an amount per Share equal to the amount by which the Change in Control Consideration exceeds the Exercise Price per Share of each of the Options being canceled.

(b) For purposes of section 4.9(a), the term Change in Control Consideration shall mean the greater of

(i) the highest price per Share paid by any Person who initiated or sought to effect the Change in Control for a Share during the period of one (1) year ending on the date of the relevant Change in Control of the Company; and

(ii) the average Fair Market Value of a Share over the last ten (10) trading days preceding the date of exercise of the Limited Stock Appreciation Right.

(c) Notwithstanding anything herein contained to the contrary, the Limited Stock Appreciation Rights granted hereunder shall be canceled immediately prior to the effective time of a Change in Control of the Company resulting from a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon such cancellation; provided, however, that the cancellation of such Limited Stock Appreciation Rights shall be subject to the following conditions:

(i) the transaction is, in fact, consummated; and

(ii) the written agreement providing for the transaction provides for each Person to whom a Limited Stock Appreciation Right has been granted the right to receive, upon the effective date of such transaction, property with a fair market value at least equal to the monetary payment that would be made upon exercise of the Limited Stock Appreciation Right.

ARTICLE V

AMENDMENT AND TERMINATION

Section 5.1 Termination.

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding under the terms of the Option agreements granting such Options.

Section 5.2 Amendment.

(a) The Board may amend or revise the Plan in whole or in part at any time; provided, however, that if the amendment or revision:

(i) materially increases the benefits accruing under the Plan;

(ii) materially increases the number of Shares which may be issued under the Plan; or

(iii) materially modifies the requirements as to eligibility for Options under the Plan;

or if otherwise required to preserve the treatment of Options granted as “qualified performance-based compensation” within the meaning of section 162(m) of the Code, such amendment or revision shall be subject to approval by the shareholders of the Company.

(b) The Committee may, with the consent of the option holder, amend the terms of the Option Agreement governing any Option granted under the Plan to include any term it would then have the authority to attach to an Option then being granted; provided, however, that except as authorized in section 5.3, no such amendment shall result in a reduction of the original Exercise Price.

Section 5.3 Adjustments in the Event of a Business Reorganization.

(a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, or in any other circumstance where the Committee determines that an adjustment to the Exercise Price or number of Shares subject to an Option is appropriate to avoid an unintended enlargement or dilution of the economic rights evidenced by an Option, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 4.2 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

(b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity:

(i) any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days’ written notice to each Option holder in advance of the effective date of such event; and

(ii) any Option which is not canceled pursuant to section 5.3(b)(i) shall be adjusted in such manner as the Committee shall deem appropriate to account for such merger, consolidation or other business reorganization.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 6.2 No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of employment by the Company. The Company reserves the right to dismiss any Eligible Individual or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

Section 6.3 Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

Section 6.4 Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

Section 6.5 Headings.

The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 6.6 Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except as required pursuant to a Qualified Domestic Relations Order or as otherwise permitted pursuant to section 4.7(a).

Section 6.7 Taxes.

The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

Section 6.8 Approval of Shareholders.

The Plan and all Options and Limited Stock Appreciation Rights granted hereunder shall be conditioned on the approval of the Plan by the shareholders of Astoria Financial Corporation. No Option or Limited Stock Appreciation Rights granted under the Plan shall be effective, nor shall any such Option or Limited Stock Appreciation Rights be exercised or any Shares issued or purchased, prior to such approval.

Section 6.9 Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a) If to the Committee:

Astoria Financial Corporation

One Astoria Federal Plaza

Lake Success, New York 11042-1085

Attention: Corporate Secretary

(b) If to an Option holder, to the Option holder’s address as shown in the Company’s personnel records.

Exhibit B

ASTORIA FINANCIAL CORPORATION

AND

ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I.	PURPOSE

The objective of the Audit Committee (“Committee”) is to assist the full Boards of Directors in fulfilling their fiduciary responsibilities. It is the policy of Astoria Financial Corporation (“Corporation”) and Astoria Federal Savings and Loan Association (“Association”) to maintain an Audit Committee of their Boards of Directors. Management, subject to regular Board approved policy, is responsible for policy development and implementation and the design and maintenance of the operating system and internal controls, including amendments thereto. The Committee, in its oversight role, reviews with management, internal audit services and the independent auditors that adequate controls exist and identified material weaknesses are effectively eliminated. The Committee’s oversight of the internal control structure involves reviewing internal control evaluations performed by management, internal audit services, independent auditors and regulatory examiners and the methods employed to make such evaluations. The Committee’s primary concerns relate to those controls designed to assure that assets are safeguarded and transactions are authorized and properly recorded. Such controls permit the preparation of sound financial reports.

The Committee shall utilize resources as needed to investigate any issues they deem important and have an open and unrestricted communication channel with all entity personnel, including internal and external accountants and its own independent outside counsel, which counsel may be engaged by the Committee and will be paid for by the Corporation or the Association.

II.	APPOINTMENT AND COMPOSITION

The Committee shall be comprised of a minimum of four members, each of whom shall be independent nonexecutive directors, and free from any relationship that, in the opinion of the Boards, would interfere with the exercise of his or her independent judgment as a member of the Committee. One member of the Committee shall be designated by the Boards of Directors as Chair who shall preside over meetings of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting or related financial management expertise and at least two members shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Members of the Committee, including its Chair, are elected by the Boards of Directors at their annual organization meetings and serve one year terms or until their successors are elected and qualified.

III.	MEETINGS

The Committee shall meet as and when deemed appropriate by the Chair of the Committee, however, not less than four times annually. Three members of the Committee shall constitute a quorum for the transaction of business. The Committee may at any time adjourn to an Executive Session at which only members of the Committee and invited guests may be present.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

1.	Review the annual audited financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. The Committee shall review any significant reports or other financial information submitted to any government body, or the public, including any certification, report, opinion or review rendered by the independent auditors.

2.	Consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s and Association’s accounting principles as applied in their financial reporting.

3.	Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on auditing standards, AU § 380), as may be modified or supplemented. Significant matters identified during the interim review shall be discussed with the independent auditors prior to the filing of the Quarterly Report on Form 10-Q or as soon thereafter as practical. The Chair of the Committee may represent the entire Committee for purposes of this review.

4.	Consider, in consultation with management, the independent auditors and internal audit services the integrity of the Corporation’s and Association’s financial reporting process and controls.

5.	Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Boards of Directors and the Committee. The Audit Committee shall have the sole authority to appoint or replace the independent auditor and shall be directly responsible for the compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing audit reports or related work.

6.	Pre-approve all auditing services and permitted non-audit services to be performed for the Corporation and Association by its independent auditor, subject to the requirements of Title II, Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. In the absence of contrary action by the Committee, the Chair of the Committee may pre-approve services of the independent auditor on behalf and in the name of the Committee. Pre-approval decisions by the Chair shall be presented to the full Committee at its next scheduled meeting.

7.	Review, on an annual basis, the formal written statement from the independent auditors delineating all relationships between the independent auditor and the Corporation and Association, consistent with Independent Standards Board Statement No. 1 ensuring the independence of the independent auditors.

8.	Review the independent auditors’ audit plan. This review shall include the scope, staffing, reliance upon management and internal audit services and general audit approach.

9.	Review examination reports received from various banking supervisory authorities and management’s replies.

10.	Review, on at least an annual basis, with the Corporation’s and Association’s counsel any legal matters that could have a significant impact on the financial statements, the Corporation’s and Association’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

11.	Oversee the internal audit services function, including approving audit plans and scope, ascertaining the quality and independence of the internal audit services staff and reviewing significant findings and recommendations.

12.	Review and update the Audit Committee Charter periodically, at least annually, as conditions dictate.

The Charter shall be submitted to the Boards of Directors for approval and published at least every three years in accordance with SEC regulations.

13.	Review disclosures made to the Audit Committee by the Corporation’s chief executive officer and chief financial officer during their certification process for the Form 10-K and Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

V.	REPORTING OF COMMITTEE ACTIVITIES AND RECOMMENDATIONS

The Committee will maintain minutes and other relevant records of their meetings which will document its activities and recommendations. Said documentation will be compiled by the Director of internal audit services who shall act as Secretary to the Committee.

Please

Mark Here

for Address        ☐

Change or

Comments

SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.

COMMON SHARES

1.	The election of nominees

01  Andrew M. Burger,

02  Denis J. Connors,

03  Thomas J. Donahue,

04  Gerard C. Keegan and

05  Donald D. Wenk

                        FOR                                                                              WITHHOLD

                          ☐                                                                                        ☐

as directors for terms of three years each.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee’s name and then check the appropriate box as to the remaining nominees.

2.	The approval of the 2003 Stock Option Plan For Officers and Employees of Astoria Financial Corporation.

                    FOR                                             AGAINST                                             ABSTAIN

                      ☐                                                      ☐                                                            ☐

3.	The ratification of the appointment of KPMG LLP as independent auditors of Astoria Financial Corporation for the fiscal year ending December 31, 2003.

                    FOR                                             AGAINST                                             ABSTAIN

                      ☐                                                      ☐                                                            ☐

Proposal Nos. 1, 2 and 3 listed above in this revocable proxy were proposed by Astoria Financial Corporation. Other than Proposal Nos. 1, 2 and 3, Astoria Financial Corporation is not currently aware of any other business that may come before the Annual Meeting. The persons named as proxies herein will vote the shares represented hereby as directed by the Board of Directors of Astoria Financial Corporation upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to postpone or adjourn the Annual Meeting.

THIS PROXY IS REVOCABLE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2 AND 3.

The undersigned hereby acknowledges receipt, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders of Astoria Financial Corporation, a Proxy Statement dated April 8, 2003 for the Annual Meeting and an Astoria Financial Corporation 2002 Annual Report and Form 10-K.

Please sign and date below and return promptly in the enclosed postage-paid envelope.

Signature                                                                      Signature                                                                       Date

Please sign name exactly as it appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

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ASTORIA FINANCIAL CORPORATION

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2003 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned shareholder of Astoria Financial Corporation hereby authorizes and appoints John M. Graham Jr., William M. Thomas, Jr. or either of them proxy of the undersigned, with full power of substitution, to attend and act as proxy for the undersigned and to vote as designated below all shares of common stock of Astoria Financial Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Astoria Financial Corporation, to be held on May 21, 2003 at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

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The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial Corporation or Astoria Federal Savings and Loan Association.

Please Mark Here for Address ☐ Change or Comments SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.

401K PLAN SHARES

1.	The election of nominees

01  Andrew M. Burger,

02  Denis J. Connors,

03  Thomas J. Donahue,

04  Gerard C. Keegan and

05  Donald D. Wenk

                        FOR                                                                              WITHHOLD

                          ☐                                                                                        ☐

as directors for terms of three years each.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee’s name and then check the appropriate box as to the remaining nominees.

2.	The approval of the 2003 Stock Option Plan For Officers and Employees of Astoria Financial Corporation.

                    FOR                                             AGAINST                                             ABSTAIN

                      ☐                                                      ☐                                                            ☐

3.	The ratification of the appointment of KPMG LLP as independent auditors of Astoria Financial Corporation for the fiscal year ending December 31, 2003.

                    FOR                                             AGAINST                                             ABSTAIN

                      ☐                                                      ☐                                                            ☐

In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

Proposal Nos. 1, 2 and 3 listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

The undersigned hereby instructs the Plan Administrator to direct the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 8, 2003 for the Annual Meeting and an Astoria Financial Corporation 2002 Annual Report and Form 10-K.

Please sign and date below and return promptly in the enclosed postage-paid envelope.

Signature                                                                      Signature                                                                       Date

Signature of participant, former participant or designated beneficiary of deceased former participant.

Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

^ FOLD AND DETACH HERE ^

ASTORIA FINANCIAL CORPORATION

CONFIDENTIAL VOTING INSTRUCTION

SOLICITED BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION, AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION INCENTIVE SAVINGS PLAN

The undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Incentive Savings Plan (the “401K Plan”) as a named fiduciary hereby provides the voting instructions hereinafter specified to Mellon Investor Services LLC, as the designee of Astoria Federal Savings and Loan Association, as Plan Administrator (the “Plan Administrator”), which instructions shall be taken into account in directing the trustee of the 401K Plan (the “Trustee”) to vote in person, by limited or general power of attorney or by proxy the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 26, 2003, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 2003 at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 8, 2003, the Plan Administrator of the 401K Plan, will give voting directions to the Trustee. Such directions will reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Plan Administrator dated April 8, 2003.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter from the Plan Administrator dated April 8, 2003.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial Corporation or Astoria Federal Savings and Loan Association.

Please Mark Here for Address ☐ Change or Comments SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.

ESOP SHARES

1.	The election of nominees

01  Andrew M. Burger,

02  Denis J. Connors,

03  Thomas J. Donahue,

04  Gerard C. Keegan and

05  Donald D. Wenk

                        FOR                                                                              WITHHOLD

                          ☐                                                                                        ☐

as directors for terms of three years each.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee’s name and then check the appropriate box as to the remaining nominees.

2.	The approval of the 2003 Stock Option Plan For Officers and Employees of Astoria Financial Corporation.

                    FOR                                             AGAINST                                             ABSTAIN

                      ☐                                                      ☐                                                            ☐

3.	The ratification of the appointment of KPMG LLP as independent auditors of Astoria Financial Corporation for the fiscal year ending December 31, 2003.

                    FOR                                             AGAINST                                             ABSTAIN

                      ☐                                                      ☐                                                            ☐

In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

Proposal Nos. 1, 2 and 3 listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 8, 2003 for the Annual Meeting and an Astoria Financial Corporation 2002 Annual Report and Form 10-K.

Please sign and date below and return promptly in the enclosed postage-paid envelope.

Signature                                                                      Signature                                                                       Date

Signature of participant, former participant or designated beneficiary of deceased former participant.

Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

^ FOLD AND DETACH HERE ^

ASTORIA FINANCIAL CORPORATION

CONFIDENTIAL VOTING INSTRUCTION

SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE, AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN

As a named fiduciary, the undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) hereby provides the voting instructions hereinafter specified to CIGNA Bank & Trust Company, FSB, as trustee of the ESOP (the “Trustee”), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 26, 2003, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 2003 at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 8, 2003, the Trustee will vote the common stock of Astoria Financial Corporation held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter dated April 8, 2003 from the ESOP Committee.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter dated April 8, 2003 from the ESOP Committee.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

April 8, 2003

To:	All Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) Participants

Re:	Annual Meeting of Shareholders to be held on May 21, 2003

Dear Participants:

In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 2003, enclosed please find the following documents:

a)	Confidential Voting Instruction card,

b)	Proxy Statement dated April 8, 2003, including a Notice of Annual Meeting of Shareholders,

c)	2002 Annual Report and Form 10-K, and

d)	a postage-paid return envelope addressed to Mellon Investor Services LLC, Proxy Tabulation Department (Mellon Investor Services LLC is the Confidential Voting Instruction tabulator for the ESOP).

As a participant and a “named fiduciary” in the ESOP, you have the right to direct the ESOP Trustee (CIGNA Bank & Trust Company, FSB) how to vote at the Annual Meeting the shares of Astoria Financial Corporation Common Stock (“Shares”) allocated to your account in the ESOP and held as of March 26, 2003 by CIGNA Bank & Trust Company, FSB, as trustee.

As a “named fiduciary,” you are the party who is identified in the voting section of the ESOP Trust as responsible for directing the Trustee how to vote your allocated ESOP Shares. The number of Shares in your ESOP account held by CIGNA Bank & Trust Company, FSB is shown on the enclosed Confidential Voting Instruction card. Please mark the appropriate boxes on the card, sign, date and return it in the enclosed postage-paid return envelope. If you sign, date and return your card, but do not check the box for a particular proposal, the Trustee will vote your shares according to the recommendation of the Board of Directors for that particular proposal. For your ESOP voting instruction to be counted, Mellon Investor Services LLC, must receive your Confidential Voting Instruction card no later than May 14, 2003.

The ESOP Trust states that the Trustee will generally vote unallocated Shares and allocated Shares for which it receives no written instructions in the same manner and proportion as the allocated Shares for which voting instructions have been received. The Trustee’s vote must be in accordance with its fiduciary duties and in a manner determined by the Trustee to be prudent and solely in the interest of ESOP participants and beneficiaries. State Street Bank and Trust Company has been engaged as Independent Fiduciary to make this determination for the ESOP Trustee.

ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION • FOUNDED 1888

Unanticipated Proposals

It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2003 Annual Meeting of Shareholders. If this should happen, the Independent Fiduciary will determine for the ESOP Trustee how to vote upon such matters.

Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to Mellon Investor Services LLC. To direct the voting of Shares within the ESOP, the Confidential Voting Instruction card must be received by Mellon Investor Services LLC no later than May 14, 2003.

Please note that the instruction of individual participants are to be kept confidential by Mellon Investor Services LLC and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

Very truly yours,

THE ESOP COMMITTEE

By:	/s/ STEVEN G. MISS
Steven G. Miss

One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

April 8, 2003

To:	All Astoria Federal Savings and Loan Association Incentive Savings Plan (“401K Plan”) Participants with a portion of their account balance invested in the Employer Stock Fund

Re:	Annual Meeting of Shareholders to be held on May 21, 2003

Dear Participants:

In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 2003, enclosed please find the following documents:

a)	Confidential Voting Instruction card,

b)	Proxy Statement dated April 8, 2003, including a Notice of Annual Meeting of Shareholders,

c)	2002 Annual Report and Form 10-K, and

d)	a postage-paid return envelope addressed to Mellon Investor Services LLC, Proxy Tabulation Department (Mellon Investor Services LLC is the Confidential Voting Instruction tabulator for the 401K Plan).

As a participant in the 401K Plan with all or a portion of your account balance invested in the Employer Stock Fund and as a “named fiduciary,” you have the right to participate in directing how the Plan Administrator (Astoria Federal Savings and Loan Association) instructs the 401K Trustee (CIGNA Bank & Trust Company, FSB) to vote the shares of Astoria Financial Corporation Common Stock (the “Shares”) held by the 401K Plan as of March 26, 2003, the meeting record date (provided that you had all or a portion of your account invested in the Employer Stock Fund as of the most recent valuation date on or before the meeting record date). In general, the 401K Trustee will be directed to vote the Shares held in the Employer Stock Fund “FOR” and “AGAINST” as to each proposal listed on the Confidential Voting Instruction card in the same proportions as instructions to cast votes “FOR” and “AGAINST” each proposal are given by those individuals with the right to give directions. Each individual’s instructions are weighted according to the value of the participant’s interest in the Employer Stock Fund as of the most recent valuation available prior to the record date. If you do not file a Confidential Voting Instruction card on or before May 14, 2003, or if you ABSTAIN, your directions will not count.

Unanticipated Proposals

It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2003 Annual Meeting of Shareholders. If this should happen, the 401K Trustee will be instructed to vote upon such matters in the 401K Trustee’s discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the 401K Trustee.

ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION • FOUNDED 1888

Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed

Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return it to Mellon Investor Services LLC. To direct the voting of your Shares, your instruction card must be received by Mellon Investor Services LLC no later than May 14, 2003.

Please note that the instructions of individual participants are to be kept confidential by Mellon Investor Services LLC and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

Very truly yours,

PLAN ADMINISTRATOR FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION INCENTIVE SAVINGS PLAN

By:	/s/ STEVEN G. MISS
Authorized Signature